Exhibit 10.1

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                          AGREEMENT AND PLAN OF MERGER

                                  by and among

                            TRADESTAR SERVICES, INC.,

                       TRADESTAR ACQUISITION SUB, L.L.C.,

                              THE CYMRI CORPORATION

                                       and

                                 LARRY M. WRIGHT
                            FRANKLIN M. CANTRELL, JR.
                                ROBERT G. WONISH
                                       and
                               MICHAEL W. HOPKINS,



                            Dated as of May 23, 2006







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ARTICLE I DEFINITIONS....................................................... 1

ARTICLE II THE MERGER.......................................................10
   2.1      THE MERGER......................................................10
   2.2      EFFECTIVE TIME..................................................10
   2.3      EFFECTS OF THE MERGER...........................................10
   2.4      ARTICLES OF INCORPORATION, BYLAWS AND DIRECTORS AND OFFICERS....10
   2.5      CONVERSION OF SHARES; STOCK OPTIONS; WARRANTS...................11
   2.6      EXCHANGE OF SHARES FOR MERGER CONSIDERATION.....................11
   2.7      BUYER MEMBERSHIP INTERESTS......................................12
   2.8      DELIVERY OF CERTIFICATES AND CASH...............................12
   2.9      DISSENTER'S RIGHTS..............................................13
   2.10     THE CLOSING.....................................................13
   2.11     CLOSING DELIVERIES BY THE SHAREHOLDERS AND THE COMPANY..........13
   2.12     CLOSING DELIVERIES BY PARENT AND BUYER..........................15

ARTICLE III REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS..................16
   3.1      ORGANIZATION AND QUALIFICATION OF THE COMPANY AND ITS
              SUBSIDIARIES..................................................17
   3.2      CAPITALIZATION..................................................17
   3.3      STOCK OWNERSHIP BY SHAREHOLDERS.................................18
   3.4      AUTHORIZATION; ENFORCEABILITY...................................18
   3.5      NO CONFLICT; GOVERNMENTAL CONSENTS..............................18
   3.6      FINANCIAL STATEMENTS AND UNDISCLOSED LIABILITIES................19
   3.7      LABOR MATTERS...................................................19
   3.8      ABSENCE OF CERTAIN CHANGES OR EVENTS............................20
   3.9      TAXES...........................................................21
   3.10     MATERIAL CONTRACTS..............................................23
   3.11     REAL AND PERSONAL PROPERTY; TITLE TO PROPERTY; LEASES...........25
   3.12     CONDITION AND SUFFICIENCY OF TANGIBLE ASSETS....................26
   3.13     LICENSES, PERMITS AND AUTHORIZATIONS............................26
   3.14     INTELLECTUAL PROPERTY...........................................27
   3.15     LITIGATION; COMPLIANCE WITH LAWS................................28
   3.16     INSURANCE.......................................................28
   3.17     EMPLOYEE BENEFIT PLANS..........................................29
   3.18     TRANSACTIONS WITH AFFILIATES....................................31
   3.19     NO BROKERS OR FINDERS...........................................32
   3.20     ACCURACY OF INFORMATION.........................................32
   3.21     RECEIVABLES.....................................................32
   3.22     ENVIRONMENTAL...................................................32
   3.23     RESTRICTIONS ON BUSINESS ACTIVITIES.............................33
   3.24     INTERNAL CONTROLS...............................................33
   3.25     ABSENCE OF CERTAIN PAYMENTS.....................................34
   3.26     BANK ACCOUNTS...................................................34
   3.27     SHAREHOLDER'S INVESTMENT REPRESENTATIONS........................34

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ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PARENT.........................34
   4.1      ORGANIZATION AND AUTHORITY OF PARENT AND BUYER..................34
   4.2      NO CONFLICT; GOVERNMENTAL CONSENTS..............................35
   4.3      FINANCIAL STATEMENTS............................................35
   4.4      NO BROKERS OR FINDERS...........................................35
   4.5      PARENT SEC DOCUMENTS............................................36

ARTICLE V ADDITIONAL AGREEMENTS.............................................36
   5.1      NOTICES AND CONSENTS............................................36
   5.2      TAKING OF NECESSARY ACTION; FURTHER ACTION......................37
   5.3      DIRECTORS AND OFFICERS..........................................37
   5.4      DIRECTORS AND OFFICERS..........................................37

ARTICLE VI TAX MATTERS......................................................37
   6.1      CONVEYANCE TAXES................................................37
   6.2      MISCELLANEOUS...................................................37

ARTICLE VII INDEMNIFICATION.................................................38
   7.1      OBLIGATIONS OF SHAREHOLDERS.....................................38
   7.2      OBLIGATIONS OF PARENT...........................................38
   7.3      PROCEDURE.......................................................39
   7.4      SURVIVAL........................................................40
   7.5      NOTICE BY INDEMNIFYING PARTY....................................40
   7.6      INDEMNITY THRESHOLD AND CAP.....................................40
   7.7      EXCLUSIVE REMEDY................................................41
   7.8      MITIGATION......................................................41

ARTICLE VIII GENERAL........................................................41
   8.1      AMENDMENTS; WAIVERS.............................................41
   8.2      SCHEDULES; EXHIBITS; INTEGRATION................................41
   8.3      GOVERNING LAW...................................................41
   8.4      NO ASSIGNMENT...................................................41
   8.5      HEADINGS........................................................42
   8.6      COUNTERPARTS....................................................42
   8.7      PUBLICITY AND REPORTS...........................................42
   8.8      PARTIES IN INTEREST.............................................42
   8.9      NOTICES.........................................................42
   8.10     REMEDIES; WAIVER................................................44
   8.11     ATTORNEY'S FEES.................................................44
   8.12     SEVERABILITY....................................................44
   8.13     ENTIRE AGREEMENT................................................44
   8.14     TIME IS OF THE ESSENCE..........................................44
   8.15     ARBITRATION.....................................................44

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Exhibits
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Exhibit A      Form of Articles of Merger
Exhibit B      Form of Legal Opinion of Counsel for Shareholders and Company
Exhibit C      Form of Employment Agreement
Exhibit D      Form of Release
Exhibit E      Form of Non-Competition Agreement
Exhibit F      Form of Registration Rights Agreement
Exhibit G      Form of Legal Opinion of Counsel for Parent and Buyer
Exhibit H      Form of Warrant
Exhibit I      Form of Subscription Agreement
Exhibit J      Form of Promissory Note
Exhibit K      Form of Assumption and Indemnification Agreement
Exhibit L      Form of Security Agreement

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                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------

     This Agreement and Plan of Merger is entered into as of May 23, 2006, by and among TRADESTAR SERVICES, INC., a Nevada corporation ("Parent"); TRADESTAR ACQUISITION SUB, L.L.C., a Nevada limited liability company ("Buyer"); THE CYMRI CORPORATION, a Texas corporation (the "Company"); and LARRY M. WRIGHT, FRANKLIN
M. CANTRELL, JR., MICHAEL W. HOPKINS and ROBERT G. WONISH, the holders of all of the capital stock of the Company (each individually a "Shareholder" and collectively, the "Shareholders"). Parent, Buyer, Company and the Shareholders are each a "party" and together are "parties" to this Agreement.

                                 R E C I T A L S

     WHEREAS, the Boards of Directors of Parent and the Company and all of the managers of Buyer have each approved the merger of the Company with and into Buyer, with Buyer surviving such merger, upon the terms and subject to the conditions set forth in this Agreement, whereby the issued and outstanding shares of the capital stock of the Company will be canceled and retired or converted into the right to receive the Merger Consideration (as defined herein);

     WHEREAS, it is intended that, for federal income tax purposes, the transactions contemplated by this Agreement shall qualify as a tax free reorganization under the provisions of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the "Code"); and

     WHEREAS, Parent, Buyer, the Company and the Shareholders desire to make certain representations, warranties, covenants and agreements in connection with the Merger (as defined below) and also to prescribe various conditions to the Merger.

                                A G R E E M E N T

     NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

     For all purposes of this Agreement, except as otherwise expressly provided,

          (a) the terms defined in this Article I have the meanings assigned to them in this Article I and include the plural as well as the singular,

          (b) all accounting terms not otherwise defined herein have the meanings assigned under GAAP,

          (c) all references in this Agreement to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of the body of this Agreement,

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          (d) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms, and

          (e) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

          As used in this Agreement and the schedules delivered pursuant to this Agreement, the following definitions shall apply:

          "AAA Rules" has the meaning set forth in Section 8.16.

          "Action" means any action, complaint, claim, charge, petition, investigation, suit or other proceeding, whether civil or criminal, in law or in equity, or before any mediator, arbitrator or Governmental Entity.

          "Affiliate" means with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person.

          "Agreement"  means this  Agreement  and Plan of Merger,  as amended or
     supplemented,   together  with  all  exhibits  and  schedules  attached  or incorporated by reference.

          "Approval" means any approval, authorization, consent, qualification or registration, or any waiver of any of the foregoing, required to be obtained from, or any notice, statement or other communication required to be filed with or delivered to, any Governmental Entity or any other Person.

          "Articles of Merger" has the meaning set forth in Section 2.2.

          "Assets" has the meaning set forth in Section 3.11(d).

          "Assumption and Indemnification Agreement" has the meaning set forth in Section 2.11(s).

          "Benefit Plans" has the meaning set forth in Section 3.17(a).

          "Business" means the business of the Company and each of its Subsidiaries, and shall be deemed to include any of the following incidents of such business: income, cash flow, operations, condition (financial or other), assets, anticipated revenues, prospects, liabilities and personnel.

          "Business Day" means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in the City of Houston, Texas.

          "Buyer" has the meaning set forth in the preamble to this Agreement.

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          "Cash Portion of the Merger  Consideration"  means any cash payable to the Shareholders as Merger Consideration.

          "Certificates" has the meaning set forth in Section 2.6.

          "Claim" has the meaning set forth in Section 7.3.

          "Claim Notice" has the meaning set forth in Section 7.3.

          "Closing" has the meaning set forth in Section 2.10.

          "Closing Date" means the date of the Closing as set forth in Section 2.10.

          "Cloyses Agreement" has the meaning set forth in Section 3.19.

          "Code" has the meaning set forth on the preamble to this Agreement.

          "Common Stock" means the common stock, par value $0.01 per share, of the Company.

          "Company" has the meaning set forth on the preamble to this Agreement.

          "Company Financial Statements" means (a) the audited consolidated balance sheets of the Company and its Subsidiaries as of December 31, 2003 and 2004, as well as the unaudited consolidated balance sheets of the Company and its Subsidiaries as of December 31, 2005 and the related (audited with respect to 2003 and 2004 and unaudited with respect to 2005) statements of income, changes in stockholders' equity, and cash flow for each of the fiscal years then ended, together with the auditor's report pertaining to such financial statements for of Melton & Melton, independent certified public accountants, and (b) an unaudited consolidated balance sheet of the Company and its Subsidiaries as of April 30, 2006 (the "Company Interim Balance Sheet") and the related unaudited consolidated statements of income for the four (4) months then ended.

          "Company Group" means any "affiliated group" (as defined in Section 1504(a) of the Code without regard to the limitations contained in Section 1504(b) of the Code) that, at any time before the Closing Date, includes or has included the Company or any predecessor of or successor to the Company (or another such predecessor or successor), or any other group of corporations that, at any time on or before the Closing Date, files or has filed Tax Returns on a combined, consolidated or unitary basis with the Company or any predecessor of or successor to the Company (or another such predecessor or successor).

          "Company Interim Balance Sheet" has the meaning set forth in the definition of the Company Financial Statements.

          "Contract" means any agreement, contract, arrangement, bond, loan commitment, franchise, indemnity, indenture, instrument, lease, license or understanding, whether or not in writing.

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          "December 31, 2005 Company Balance Sheet" has the meaning set forth in
     Section 3.6(b).

          "Defensible Title" shall mean as to the oil and gas Assets, such title held by the Company or any of the Company's Subsidiaries that, subject to and except for the Permitted Encumbrances: (i) entitles such entity to receive not less than the "Net Revenue Interest" set forth in Schedule 3.11, Part II for the relevant Asset of all oil, gas and associated liquid and gaseous hydrocarbons produced, saved and marketed from such Asset, (ii) obligates such entity to bear costs and expenses relating to the maintenance, development and operation of an oil and gas Asset in an amount not greater than the "Working Interest" set forth in Schedule 3.11, Part II, with respect to such Asset (unless there is a proportionate increase in such entity's "Net Revenue Interest" for such oil and gas Asset); and (iii) is free and clear of Encumbrances, other than Permitted Encumbrances.

          "Dissenting Shareholder" has the meaning set forth in Section 2.9.

          "DOL" has the meaning set forth in Section 3.17(k).

          "Effective Time" has the meaning set forth in Section 2.2.

          "Employee" or "Employees" means any individual who is (a) an employee of the Company or any of its Subsidiaries immediately prior to the Closing Date and (b) employees of the Company or any of its Subsidiaries on any authorized leave of absence, including, without limitation, short- or long-term disability leave, worker's compensation leave or vacation leave as of the Closing Date.

          "Employment Agreement" has the meaning set forth in Section 2.11(d).

          "Encumbrance" means any claim, charge, easement, encumbrance, lease, covenant, security interest, lien, option, pledge, rights of others, or restriction (whether on voting, sale, transfer, disposition or otherwise), whether imposed by agreement, understanding, law, equity or otherwise, except for any restrictions on transfer generally arising under any applicable federal or state securities law.

          "Environmental Defect" shall mean a condition with respect to the Assets that constitutes a violation of Environmental Law; provided that an Environmental Defect shall not be deemed to exist for the purposes of this Agreement unless the estimated Lowest Cost Response for remedying such Environmental Defect exceeds $25,000.

          "Environmental Laws" shall mean all Laws relating to (a) the control of any potential pollutant or protection of the air, water, land or protected species, (b) solid, gaseous or liquid waste generation, handling, treatment, storage, disposal or transportation and (c) the regulation of or exposure to hazardous, toxic or other substances alleged to be harmful.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the related regulations and published interpretations.

          "ERISA Affiliate" has the meaning set forth in Section 3.17(a).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

          "GAAP" means generally accepted accounting principles in the United States, as in effect from time to time.

          "GCLN" has the meaning set forth in Section 2.1.

          "Governmental Entity" means any government or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

          "Hazardous Materials" means any "hazardous substance," "pollutant or contaminant," and "petroleum" and "natural gas liquids" as those terms are defined or used in section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, and any other material regulated under any Environmental Law because of its effect or potential effect on public health and the environment, including without limitation, PCBs, lead paint, asbestos, urea formaldehyde, radioactive materials and wastes generated during the production of oil and gas.

          "Income Tax Return" means Tax Returns relating to Income Taxes.

          "Income Taxes" shall mean any Taxes imposed on or determined by reference to net income, together with any interest or penalty, addition to tax or additional amount imposed by any taxing authority on account of such Taxes.

          "Indemnified Party" has the meaning set forth in Section 7.3.

          "Indemnifying Party" has the meaning set forth in Section 7.3. "Intellectual Property" has the meaning set forth in Section 3.14(a).

          "IRS" means the United States Internal Revenue Service or any successor entity, and to the extent relevant, the United States Department of Treasury.

          "Knowledge" or "Known" shall mean, with respect to Shareholders, the actual knowledge (without investigation) of any of the Shareholders or Ken Thomas.

          "Law" means any constitutional provision, statute or other law, rule, regulation, or interpretation of any Governmental Entity and any Order.

          "Loss" means any action, cost, damage, disbursement, expense, liability, loss, deficiency, diminution in value, obligation, penalty or settlement of any kind or nature, whether foreseeable or unforeseeable, including but not limited to, interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses incurred in the investigation, collection, prosecution and defense of claims and amounts paid in settlement, that may be imposed on or otherwise incurred or suffered by the specified Person.

          "Lowest Cost Response" shall mean the response required or allowed under Environmental Laws that addresses the condition present at the lowest cost (considered as a whole taking into consideration any material negative impact such response may have on the operations of the relevant assets and any potential material additional costs or liabilities that may likely arise a result of such response) as compared to any other response that is consistent with Environmental Laws.

          "Material Adverse Effect" means, with respect to any Person, (i) a material adverse effect on the condition (financial or otherwise), business, prospects, assets, liabilities, or results of operations of such Person in an amount individually or in the aggregate equal to or greater than $100,000; or (ii) a material adverse effect on the ability of such Person to consummate the transactions contemplated by this Agreement.

          "Material  Contract"  means any  Contract  deemed  material by Section
     3.10.

          "Merger" has the meaning set forth in Section 2.1.

          "Merger Consideration" has the meaning set forth in Section 2.5(a).

          "Non-Competition Agreement" has the meaning set forth in Section 2.11(o).

          "Note" and "Notes" means secured promissory notes of Parent in the form of Exhibit J hereto.

          "Note Portion of Merger Consideration" means that portion of the Merger Consideration that is evidenced by the Notes.

          "Options" has the meaning set forth in Section 2.5(b).

          "Order"  means  any  decree,  injunction,   judgment,  order,  ruling,
     assessment or writ of any Governmental Entity.

          "Parent" has the meaning set forth on the preamble to this Agreement.

          "Parent Financial Statements" means the (a) audited consolidated balance sheets of Parent as of December 31, 2003, 2004 and 2005, and the related audited consolidated statements of income, changes in stockholders' equity, and cash flow for each of the fiscal years then ended, together with the auditor's report pertaining to such financial statements of Gordon Hughes & Banks, independent certified public accountants; and (b) unaudited consolidated balance sheet of Parent as of March 31, 2006 (the "Parent Interim Balance Sheet") and the related unaudited consolidated statement of income for the three (3) months then ended.

          "Parent Indemnified Party" has the meaning set forth in Section 7.1.

          "Parent Indemnifying Party" has the meaning set forth in Section 7.2.

          "Parent Interim Balance Sheet" has the meaning set forth in the definition of Parent Financial Statements.

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

          "Parent SEC Documents" has the meaning set forth in Section 4.5(a).

          "Parent Shares" shall mean shares of common stock, par value $0.001 per share, of Parent.

          "PBGC" has the meaning set forth in Section 3.17(k).

          "PEI Notes" means (i) the Promissory Note dated December 3, 2004, executed by the Company in favor of Don E. Claxton and Betty Jane Claxton;
     (ii) the Promissory Note dated December 3, 2004, executed by the Company in favor of C. T. ("Skip") Kimball, III and Linda R. Kimball; and (iii) the Promissory Note dated December 3, 2004, executed by the Company in favor of The Irene and Alvin Bellaire, Jr. Trust.

          "Permit"  means  any  license,  permit,   franchise,   certificate  of
     authority, or order, or any waiver of the foregoing, required to be issued by any Governmental Entity.

          "Permitted Encumbrances" shall mean, with respect to the oil and gas Assets, any or all of the following: (a) Encumbrances that arise under operating agreements to secure payment of amounts not yet delinquent and are of a type and nature customary in the oil and gas industry; (b) Encumbrances that arise as a result of pooling and unitization agreements, declarations, orders, or Laws (in each case) to the extent the same do not operate to reduce the "Net Revenue Interest" of the Company or any of its Subsidiaries in and to any oil and gas Asset to less than the amount set forth in Schedule 3.11, Part II for such oil and gas Asset or increase the "Working Interest" of the Company or any of its Subsidiaries in and to any oil and gas Asset to greater than the amount set forth in Schedule 3.11,
     Part II for such oil and gas Asset (without a corresponding increase in the "Net Revenue Interest" for such Warranty Well); (c) Encumbrances securing payments to mechanics and materialmen or securing payment of taxes or assessments that are, in either case, not yet delinquent; (d) lessor's royalties, overriding royalties, division orders, reversionary interests and other similar burdens that do not operate to reduce the "Net Revenue Interest" of the Company or any of its Subsidiaries in and to any oil and gas Asset to less than the amount set forth in Schedule 3.11, Part II for such oil and gas Asset or increase the "Working Interest" of the Company or any of its Subsidiaries in and to any Warranty Well to greater than the amount set forth in Schedule 3.11, Part II for such oil and gas Asset (without a corresponding increase in the "Net Revenue Interest" for such oil and gas Asset); (e) easements, rights-of-way, servitudes, permits, surface leases, surface use restrictions and other surface uses and impediments on, over or in respect of any of the Assets, provided that they do not interfere materially with the ownership, operation, value, or use of the property affected; (f) production sales contracts; division orders; contracts for sale, purchase, exchange, refining or processing of hydrocarbons; farm-out or farm-in agreements; participation agreements; and similar agreements to the extent the same (i) are ordinary and customary to the oil, gas and other mineral exploration, development, processing or extraction business and (ii) do not operate to reduce the "Net Revenue Interest" of the Company or any of its Subsidiaries in and to any oil and gas Asset to less than the amount set forth in Schedule 3.11, Part II for such oil and gas Asset or increase the "Working Interest" of the Company or any of its Subsidiaries in and to any oil and gas Asset to greater than the amount set forth in Schedule 3.11, Part II for such oil and gas Asset (without a corresponding increase in the "Net Revenue Interest" for such Warranty Well); (g) preferential purchase rights and transfer restrictions,
     (h)  Encumbrances  created by or in connection  with the Sterling Debt, and
     (i) Encumbrances created by or in connection with the Wells Fargo Debt.

          "Person" means an association, a corporation, an individual, a partnership, a limited liability company, a trust or any other entity or organization, including a Governmental Entity.

          "Qualified Plan" has the meaning set forth in Section 3.17(b).

          "Real Property" has the meaning set forth in Section 3.11(a).

          "Registration Rights Agreement" has the meaning set forth in Section 2.11(p).

          "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through air, soil, surface water, ground water, wetlands, land or subsurface strata

          "SEC" means the United States Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

          "Security Agreement" has the meaning set forth in Section 2.11(t).

          "Share" and "Shares" has the meaning set forth in Section 2.5(a).

          "Shareholder" and "Shareholders" has the meaning set forth in the preamble to this Agreement.

          "Shareholder Indemnified Party" has the meaning set forth in Section 7.2.

          "Shareholder   Indemnifying   Party"  and  "Shareholder   Indemnifying
     Parties" has the meaning set forth in Section 7.1.

          "Sterling Debt" means all amounts outstanding under the Amended and Restated Credit Agreement, dated December 3, 2004, by and among the Company, Petroleum Engineers, Inc., Petroleum Engineers International, Inc. and Triumph Energy, Inc., as debtors, and Sterling Bank, as lender, including that certain Revolving Note payable to Sterling Bank in the original principal amount of $20,000,000.

          "Stock Option Plans" has the meaning set forth in Section 2.5(b).

          "Stock Portion of Merger Consideration" means that portion of the Merger Consideration that is evidenced by the Parent Shares issued to the Shareholders as set forth in Schedule 2.5.

          "Subscription Agreement" has the meaning set forth in Section 3.27.

          "Subsidiary" means, with respect to any Person, (a) any corporation 50% or more of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person, directly or indirectly through Subsidiaries; and (b) any partnership, limited liability company, association, joint venture, trust or other entity in which such Person, directly or indirectly through Subsidiaries, is either a general partner, has a 50% or greater equity interest at the time or otherwise owns a controlling interest.

          "Surviving Entity" has the meaning set forth in Section 2.1.

          "Tax" (and, with correlative meaning, "Taxes") means: (i) any federal, state, local or foreign net income, gross income, gross receipts, windfall profit, severance, property, production, sales, use, license, excise, franchise, employment, payroll, withholding, alternative or add-on minimum, ad valorem, value added, transfer, stamp, or environmental tax, or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty, addition to tax or additional amount imposed by any governmental authority; and (ii) any liability of the Company or any of its Subsidiaries for the payment of amounts with respect to payments of a type described in clause
     (i) as a result of being a member of an affiliated, consolidated, combined or unitary group, or as a result of any obligation of the Company or any of its Subsidiaries under any Tax Sharing Arrangement or Tax Indemnity Agreement.

          "Tax Indemnity Agreement" means any written or unwritten agreement or arrangement pursuant to which the Company may be required to indemnify or reimburse another party for any liability relating to Taxes.

          "Tax Return" means any return, report or similar statement required to be filed with respect to any Tax (including any attached schedules), including any information return, claim for refund, amended return or declaration of estimated Tax.

          "Tax Sharing Arrangement" means any written or unwritten agreement or arrangement for the allocation or payment of Tax liabilities or payment for Tax benefits with respect to a consolidated, combined or unitary Tax Return which includes the Company.

          "TBCA" has the meaning set forth in Section 2.1.

          "Threshold" has the meaning set forth in Section 7.6(a).

          "Third Party Intellectual Rights" has the meaning set forth in Section 3.14(b).

          "Title Defect" shall mean, with respect to any oil and gas Asset, any encumbrance, encroachment, irregularity, or defect in the title of the Company or any Subsidiary of the Company that alone or in combination with other defects in title renders the title of the Company or any Subsidiary of the Company to the oil and gas Assets or part thereof to be less than Defensible Title; provided that a Title Defect shall not be deemed to exist for the purposes of this Agreement unless the estimated cost to remedy such Title Defect exceeds One Hundred Thousand Dollars ($100,000.00).

          "Wells Fargo Debt" means all amounts outstanding under the Credit Agreement, dated May 23, 2006, by and among Petroleum Engineers, Inc. and Tradestar Construction Services, Inc., as debtors, and Wells Fargo,
     National Association, as lender, including that certain Revolving Note payable to Wells Fargo in the original principal amount of $5,000,000.


                                   ARTICLE II

                                   THE MERGER
                                   ----------

     2.1 The Merger. At the Effective Time and upon the terms and subject to the conditions of this Agreement and in accordance with the Texas Business
Corporation Act (the "TBCA") and the General Corporation Law of Nevada, including but not limited to Chapters 78 (Private Corporations), 86 (Limited Liability Companies) and 92(a) (Mergers, Conversions, Exchanges and
Divestitures)  of Title 7 of the Nevada  Revised  Statutes,  (the  "GCLN"),  the
Company shall be merged with and into Buyer (the "Merger"). Following the Merger, Buyer shall continue as the surviving entity (the "Surviving Entity") and the separate corporate existence of the Company shall cease. Parent, as the sole owner of Buyer, hereby approves the Merger and this Agreement.

     2.2 Effective Time. Subject to the terms and conditions set forth in this Agreement, on the Closing Date, Articles of Merger substantially in the form of Exhibit A (collectively, the "Articles of Merger") shall be duly executed and acknowledged by the Company and Buyer and thereafter delivered to the Secretaries of State of each of the States of Texas and Nevada for filing. The Merger shall become effective at such time as a properly executed copy of the Articles of Merger is duly filed with the Secretaries of State of each of the States of Texas and Nevada or such later time as Parent and the Shareholders may agree upon and as set forth in the Articles of Merger (the time the Merger becomes effective being referred to herein as the "Effective Time").

     2.3 Effects of the Merger. The Merger shall have the effects set forth in the TBCA and the GCLN. Without limiting the generality of the foregoing and subject thereto, at the Effective Time, all the properties, rights, privileges, powers and franchises of the Company and Buyer shall vest in the Surviving Entity, and all debts, liabilities and obligations of the Company and Buyer shall become the debts, liabilities and obligations of the Surviving Entity.

     2.4 Articles of Incorporation, Bylaws and Directors and Officers. The Articles of Incorporation of the Company shall, without further action, be terminated, and the organizational documents of Buyer in effect at the Effective Time shall be the organizational documents of the Surviving Entity until amended in accordance with applicable law. From and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable law, the managers and the initial officers of Buyer at the Effective Time shall become managers and the officers of the Surviving Entity and the officers and directors of the Company shall cease to act as such effective as of the Effective Time.

     2.5 Conversion of Shares; Stock Options; Warrants.

          (a) At the Effective Time, by virtue of the Merger (and without any action on the part of Buyer or the Company), each share of common stock, par value $0.01 per share, of the Company (each a "Share" and, collectively, the "Shares") issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive the Merger Consideration. The "Merger Consideration" is as set forth on Schedule 2.5 attached hereto, which Merger Consideration is comprised of (i) the Cash Portion of Merger Consideration, (ii) the Stock Portion of Merger Consideration, and (iii) the Note Portion of Merger Consideration, less all amounts outstanding (including but not limited to all principal and accrued and unpaid interest) under the Sterling Debt immediately prior to the Closing and all amounts outstanding (including but not limited to all principal and accrued and unpaid interest) under the PEI Notes immediately prior to the Closing.

          (b) The Company shall take such action in order that, prior to the Effective Time, the options granted under any Company stock option plan or agreement (collectively, as such plans or agreements may have been amended, supplemented or modified from time to time, the "Stock Option Plans") that are unexercised, whether or not then exercisable (the "Options"), shall have been extinguished. The Company shall ensure that, in connection with the extinguishment of each Option, a release of any and all rights the holder had or may have had in the Option is obtained. All Stock Option Plans shall terminate as of the Effective Time and the provisions in any other plan, program or arrangement providing for the issuance or grant of any other interest in respect of the capital stock of the Company or any Subsidiary shall be extinguished as of the Effective Time.

          (c) The Company shall take such action in order that, prior to the Effective Time, all warrants issued to purchase securities of the Company shall be canceled and the holders of such warrants shall release any and all rights such holders had or may have had in such warrants.

     2.6 Exchange of Shares for Merger Consideration. At the Effective Time, each Share issued and outstanding immediately prior to the Effective Time shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each certificate previously evidencing any such Shares (the "Certificates") shall thereafter represent the right to receive only the amount of Merger Consideration set forth opposite such Shareholder's name who holds the Certificates as set forth on Schedule 2.5. Each share of any class of Company capital stock issued and outstanding immediately prior to the Effective Time that is owned by the Company or by any Subsidiary of the Company (other than shares in trust accounts, security accounts, custodial accounts and similar holdings like that are beneficially owned by third parties), shall automatically be canceled and retired and shall cease to exist, and no cash or other consideration shall be delivered or deliverable in exchange therefor.

     2.7 Buyer Membership Interests. At the Effective Time, the outstanding membership interests of Buyer shall be converted into 100% of the membership interests of the Surviving Entity.

     2.8 Delivery of Certificates and Cash.

          (a) Delivery. At the Closing, each Shareholder shall deliver such Shareholder's Certificate(s) to Parent. Upon delivery of a Certificate for cancellation to Parent, Parent shall deliver in exchange therefor payment of the Merger Consideration determined in accordance with Section 2.5 and the Cash Portion of Merger Consideration shall be paid by check or by wire transfer to the respective accounts designated by each Shareholder as provided to Parent not less than two (2) Business Days prior to the Closing Date and the Certificate(s) so surrendered by the Shareholder shall forthwith be canceled. If any cash is to be paid to a name other than that which the Certificate(s) surrendered in exchange therefor is registered, or in the event of a transfer of ownership of Shares that is not registered in the transfer records of the Company, it shall be a condition of payment of the Merger Consideration that the Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and that the Person requesting such payment shall have paid any transfer and other taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of the Certificate surrendered or shall have established to the satisfaction of Parent that such tax either has been paid or is not applicable. Parent reserves the right in its sole discretion to pay Merger Consideration only to the Person whose name is on the Certificate(s) surrendered in exchange therefor and registered on the transfer records of the Company. Until surrendered as contemplated by this Section 2.8, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration as contemplated by this Section 2.8.

          (b) No Further Registration. The Merger Consideration paid upon the surrender of Shares in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to such Shares. From and after the Effective Time, there shall be no further registration of transfers on the transfer books of the Surviving Entity of the Shares that were outstanding immediately prior to the Effective Time.

          (c) Withholding Taxes. Parent shall be entitled to deduct and withhold from the Merger Consideration otherwise payable to a holder of Shares pursuant to the Merger such amounts as Parent is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or foreign tax law. To the extent amounts are so withheld by Parent, the withheld amounts shall be (i) timely paid to the appropriate Governmental Entity to whom such taxes are owed and (ii) treated for all purposes of this Agreement as having been paid to the holder of the Shares in respect of which the deduction and withholding was made.

          (d) Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such person of a bond in such reasonable amount as Parent may direct as indemnity against any claim that may be made against it with respect to such Certificate, Parent shall deliver in exchange for such lost, stolen or destroyed Certificate the applicable Merger Consideration with respect thereto.

     2.9 Dissenter's Rights. Any Shares that a Shareholder properly exercising his, her or its dissent or appraisal rights under the TBCA (a "Dissenting Shareholder") holds will be converted into the right to receive such consideration as may be determined to be due to such Dissenting Shareholder under the TBCA; except that any such Shares that a Dissenting Shareholder holds for which, after the Effective Time, such Dissenting Shareholder withdraws his, her or its demand for purchase or loses its purchase right as provided in the TBCA, will be deemed to be converted, as of the Effective Time, into the right to receive the applicable Merger Consideration, without any interest thereon, in accordance with Section 2.5. The Company will give Parent (a) prompt notice of any written demands for purchase, withdrawals of demands for purchase and any other instruments served under the TBCA, and (b) the opportunity to direct all negotiations and proceedings with respect to demands for purchase under the TBCA. The Company will not voluntarily make any payment with respect to any purchase demands and will not, except with Parent's prior written consent, settle or offer to settle any such demands. Each Dissenting Shareholder shall be responsible for all costs and expenses (including reasonable attorney's fees and costs) of Parent, Buyer or the Surviving Entity associated with such Dissenting Shareholder exercising his, her or its dissent or appraisal rights under the TBCA.

     2.10 The Closing. Upon the terms and subject to the conditions of this Agreement, the transactions contemplated by this Agreement shall take place at a closing (the "Closing") to be held at the offices of Haynes and Boone, LLP, legal counsel to Parent and Buyer, located at One Houston Center, 1221 McKinney, Suite 2100, Houston, Texas 77010 contemporaneously with the execution of this Agreement, or at such other place or at such other time or on such other date as the Shareholders and Parent may mutually agree upon in writing, provided that all closing deliveries required of the parties in this Article II have been delivered (the day on which the Closing takes place being the "Closing Date"). It is anticipated by the parties hereto that the Closing will occur on or about May 23, 2006. The Closing may, with the consent of all parties, take place by delivering an exchange of documents by facsimile transmission or electronic mail with originals to follow by overnight mail service courier.


     2.11 Closing Deliveries by the Shareholders and the Company. At the Closing, against delivery of, among other things, the Merger Consideration, the Shareholders shall deliver or cause to be delivered to Parent:

          (a) the Certificates in accordance with Section 2.8;

          (b) a legal opinion from Hirsch & Westheimer, P.C., legal counsel to the Company and the Shareholders, addressed to Parent and dated the Closing Date, substantially in the form of Exhibit B;

          (c) each in form and substance satisfactory to Parent in its reasonable discretion, all Approvals of all Governmental Entities and officials which are necessary for the consummation of the transactions contemplated by this Agreement and all third party consents and estoppel certificates identified on Schedule 3.5;

          (d) an employment agreement with the Surviving Entity duly executed by Larry M. Wright in the form attached hereto as Exhibit C (the "Employment Agreement");

          (e)  a   non-foreign   status   certificate   that  would  exempt  the
     transactions contemplated by this Agreement from withholding pursuant to the provisions of Sections 897 and 1445 of the Code and the Treasury Regulations promulgated thereunder;

          (f) a Subscription Agreement duly executed by each Shareholder;

          (g) All minute books, seals and other records of the Company and each of its Subsidiaries;

          (h) Certificates of the Secretary of State and the taxing authorities of the State of Texas or Louisiana, as applicable, or other appropriate government authority, dated not more than five (5) days prior to the Closing Date, attesting to the incorporation and good standing of the Company and each Subsidiary as a corporation in its jurisdiction of incorporation, and to the payment of all state taxes due and owing thereby;

          (i) Copies, certified by the Secretary of State of Texas, dated not more than five (5) days prior to the Closing Date, of the Articles of Incorporation of the Company, and all amendments thereto;

          (j) Copies, certified by the Secretary of State of the jurisdiction of incorporation of each Subsidiary of the Company, dated not more than five
     (5) days prior to the Closing Date, of the charter of such Subsidiary of the Company, and all amendments thereto;

          (k) Copies, certified the by Secretary or Assistant Secretary of the Company as of the Closing Date, of the bylaws of the Company, and all amendments thereto;

          (l) Copies, certified the by Secretary or Assistant Secretary of each Subsidiary of the Company as of the Closing Date, of the bylaws of such Subsidiary of the Company, and all amendments thereto;

          (m) a release duly executed by the Shareholders in the form of Exhibit D attached hereto;

          (n) any Permits necessary to the operations of the Business amended to adequately reflect any change of control or other amendment necessary to reflect the Merger;

          (o) a Confidentiality, Non-Competition and Non-Solicitation Agreement by and between each Shareholder (except Larry M. Wright) and Parent, in the form of Exhibit E attached hereto (each a "Non-Competition Agreement"), executed by each Shareholder (except Larry M. Wright);

          (p) a Registration Rights Agreement by and among the Shareholders and Parent providing for piggy-back registration rights for the Shareholders, in the form of Exhibit F attached hereto (a "Registration Rights Agreement"), executed by each Shareholder;

          (q) written evidence of the termination or cancellation of all guaranties, reimbursements, "hold harmless," indemnities and similar obligations and liabilities of the Company on behalf of any Person other than the Company or any Subsidiary of the Company, including without limitation those obligations listed on Schedule 2.11(q);

          (r) the Articles of Merger duly executed by the Company;

          (s) an Assumption and Indemnification Agreement in the form of Exhibit K (the "Assumption and Indemnification Agreement") duly executed by each Shareholder (except Michael W. Hopkins) and the Company; and

          (t) a Pledge and Security Agreement in the form of Exhibit L (the "Security Agreement") duly executed by Larry M. Wright and Franklin M. Cantrell, Jr.

     2.12 Closing Deliveries by Parent and Buyer. At the Closing, against delivery of, among other things, the Certificates, Buyer and Parent shall deliver to the applicable Shareholders:

          (a) except as otherwise set forth in Section 2.5 above, the Cash Portion of Merger Consideration by wire transfer in immediately available funds to the bank account(s) designated by the applicable Shareholders;

          (b)  stock  certificates   evidencing  the  Stock  Portion  of  Merger
     Consideration;

          (c) the Notes evidencing the Note Portion of Merger Consideration;

          (d) a legal opinion from Haynes and Boone, LLP, legal counsel to Parent and Buyer, addressed to the Shareholders and dated the Closing Date, substantially in the form of Exhibit G;

          (e) the Employment Agreement duly executed by the Surviving Entity;

          (f) Certificates of the Secretary of State and the taxing authorities of the State of Nevada or other appropriate government authority, dated not more than five (5) days prior to the Closing Date, attesting to the incorporation and good standing of Parent as a corporation in its jurisdiction of incorporation, and to the payment of all state taxes due and owing thereby;

          (g) a Subscription Agreement with each Shareholder duly executed by Parent;

          (h) a Non-Competition Agreement with each Shareholder (except Larry M. Wright) duly executed by Parent;

          (i) a copy, certified as of the Closing Date by the Secretary or Assistant Secretary of Parent, of the bylaws of Parent and all amendments thereto and resolutions of the Board of Directors of Parent authorizing Parent's execution, delivery and performance of this Agreement, the consummation the transactions contemplated herein, and the taking of all such other corporate action as shall have been required as a condition to, or in connection with the consummation of the contemplated transactions;

          (j) the Registration Rights Agreement duly executed by Parent;

          (k) warrants issued to Larry M. Wright and Franklin M. Cantrell, Jr. to purchase Parent Shares, in the form of Exhibit H, duly executed by Parent;

          (l) Certificates of the Secretary of State and the taxing authorities of the State of Nevada or other appropriate government authority, dated not more than five (5) days prior to the Closing Date, attesting to the incorporation and good standing of Buyer as a corporation in its jurisdiction of incorporation, and to the payment of all state taxes due and owing thereby;

          (m) a copy, certified as of the Closing Date by the Secretary or Assistant Secretary of Buyer, of the resolutions of the managers and sole member of Buyer authorizing Buyer's execution, delivery and performance of this Agreement, the consummation the transactions contemplated herein, and the taking of all such other limited liability company action as shall have been required as a condition to, or in connection with the consummation of the contemplated transactions;

          (n) Copies, certified by the Secretary of State of Nevada, dated not more than five (5) days prior to the Closing Date, of the Articles of Organization of Buyer, and all amendments thereto;

          (o) Copies, certified the by Secretary or Assistant Secretary or any manager of Buyer as of the Closing Date, of the Operating Agreement of Buyer, and all amendments thereto;

          (p) the Articles of Merger duly executed by Buyer;

          (q) the Assumption and Indemnification Agreement duly executed by Parent and Buyer; and

          (r) the Security Agreement duly executed by Parent.


                                   ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS
                 ----------------------------------------------

     The Shareholders, jointly and severally, represent and warrant to Parent and agree as follows:

     3.1 Organization and Qualification of the Company and its Subsidiaries.

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. Each of the Company and its Subsidiaries has all necessary corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on the Business as it has been and is currently conducting. Each of the Company and its Subsidiaries is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary. Schedule 3.1 correctly lists with respect to the Company and its Subsidiaries their respective jurisdiction of incorporation, each jurisdiction in which they are qualified to do business as a foreign corporation, and their directors and executive officers. The Shareholders have delivered to Parent complete and correct copies of the charter and bylaws of the Company and its Subsidiaries as now in effect as of the Closing Date.

          (b) Each of the Company and its Subsidiaries owns all assets and rights necessary to conduct the Business of the Company and its Subsidiaries as presently conducted. Each of the Subsidiaries of the Company is listed on Schedule 3.1.

     3.2 Capitalization.

          (a) The authorized capital stock of the Company consists of 1,000,000 shares of Common Stock. As of the date hereof, 100,000 shares of Common Stock are issued and outstanding and each record owner of Shares and the number of Shares held by each record owner is set forth on Schedule 3.2. Except as set forth on Schedule 3.2, there are no shares of capital stock of the Company issued and outstanding. All of the Shares have been duly authorized and validly issued and is fully paid and non-assessable. None of the Shares was issued in violation of any preemptive rights or is subject to any preemptive rights of any Person. All of the Shares have been issued and granted in all material respects in compliance with applicable securities Laws and other requirements of Law. No legend or other reference to any Encumbrance appears upon any certificate representing the Shares, except for customary legends with respect to transfer restrictions for restricted securities under federal and Texas securities Law.

          (b) The authorized capital stock of each Subsidiary of the Company and the number of shares of capital stock of each Subsidiary of the Company, including the record and beneficial owner thereof, is set forth on Schedule
     3.2. All of the shares of capital stock of each of the Subsidiaries of the Company has been duly authorized and validly issued and is fully paid and non-assessable. None of the capital stock of the Subsidiaries of the Company was issued in violation of any preemptive rights or is subject to any preemptive rights of any Person. All of the capital stock of each of the Subsidiaries of the Company has been issued and granted in all respects in compliance with applicable securities Laws and other requirements of Law. No legend or other reference to any Encumbrance appears upon any certificate representing the capital stock of any Subsidiary of the Company, except for customary legends with respect to transfer restrictions for restricted securities under federal and Texas securities Law. The Company owns no capital stock or other securities in any Person other than the Subsidiaries of the Company set forth on Schedule 3.2.

          (c) There are no outstanding options, warrants, agreements, conversion rights, preemptive rights or other rights to subscribe for or purchase from any of the Shareholders, the Company or any Subsidiaries of the Company, or any plans, contracts or commitments providing for the issuance of, or the granting of rights to acquire, (i) any capital stock or other ownership interests of the Company or any of the Subsidiaries of the Company, including, but not limited to the Shares; or (ii) any securities convertible into or exchangeable for any such capital stock or other ownership interests. There are no outstanding contractual obligations or plans of any of the Shareholders, the Company or any Subsidiaries of the Company to transfer, issue, repurchase, redeem or otherwise acquire any outstanding shares of capital stock or other ownership interests of the Company or any Subsidiaries of the Company, including, but not limited to the Shares. Except as described on Schedule 3.1, neither the Company nor any of its Subsidiaries owns or has any contract, agreement or understanding to acquire, any equity securities or other securities of any Person or any direct or indirect equity or ownership interest in any other business.

     3.3 Stock Ownership by Shareholders. Each Shareholder has good and marketable title to, and sole record and beneficial ownership of, the Shares as listed on Schedule 3.2 and the Shares are free and clear of any and all covenants, conditions, marital property rights or other Encumbrances. Upon consummation of the transactions contemplated by this Agreement, Parent will own all the issued and outstanding capital stock of the Surviving Entity free and clear of all Encumbrances, and such capital stock will be fully paid and nonassessable. There are no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the Shares or any of the capital stock of any of the Subsidiaries of the Company.

     3.4 Authorization; Enforceability. The execution, delivery and performance of this Agreement by each Shareholder and the Company and the consummation by each Shareholder and the Company of the transactions contemplated hereby have been duly authorized by all requisite action on the part of each Shareholder and the Company. This Agreement has been duly executed and delivered by each Shareholder and the Company, and assuming due authorization, execution and delivery by Buyer and Parent, this Agreement constitutes a valid and binding obligation of each of the Shareholders and the Company enforceable against each of the Shareholders and the Company in accordance with its terms, except to the extent that the enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws, or by equitable principles relating to the rights of creditors generally.

     3.5 No Conflict; Governmental Consents.

          (a) The execution, delivery and performance of this Agreement by each of the Shareholders and the Company do not and will not (i) violate, conflict with or result in the breach of any provision of the charter or by-laws of the Company, (ii) except as set forth in Schedule 3.5, to the Knowledge of the Shareholders, conflict with or violate in any material respect any Law or Order applicable to any of the Shareholders or the Company or any of its Subsidiaries, or (iii) except as set forth in
     Schedule 3.5, conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any of the Shares or on any of the assets or properties of the Shareholders or the Company pursuant to, any note, bond, mortgage, indenture, license, permit, lease, sublease or other Contract to which any of the Shareholders or the Company is a party or by which any of the Stock or any of such assets or properties is bound or affected.

          (b) The execution, delivery and performance of this Agreement by each of the Shareholders and the Company do not and will not require any Approval or Order of any Governmental Entity, except as described in
     Schedule 3.5.

     3.6 Financial Statements and Undisclosed Liabilities.

          (a) The Shareholders have delivered to Parent true, correct and complete copies of the Company Financial Statements. The Company Financial Statements have been prepared in conformity with GAAP applied on a consistent basis (except that such Company Financial Statements may not include footnotes which may be required by GAAP and may be subject to normal year-end adjustments). Such statements of operations and cash flow present fairly in all material respects the results of operations and cash flows of the Company and each of its Subsidiaries for the respective periods covered, and the balance sheets present fairly in all material respects the financial condition of the Company and each of its Subsidiaries as of their respective dates. Except as disclosed on Schedule 3.6, since December 31, 2005, there has been no change in any of the significant accounting policies, practices or procedures of Company or any of its Subsidiaries.

          (b) Neither the Company nor any of its Subsidiaries has any liabilities or obligations of any nature (whether known or unknown and whether absolute, accrued, contingent, or otherwise), except for liabilities or obligations reflected or reserved against the December 31, 2005 balance sheet of the Company (the "December 31, 2005 Company Balance Sheet"), current liabilities incurred in the ordinary course of business and consistent with past practice since December 31, 2005 and liabilities that would not be reasonably expected to result in a Material Adverse Effect on the Company or any of its Subsidiaries.

     3.7 Labor Matters. Neither the Company nor any of its Subsidiaries has entered into any collective bargaining agreements. With respect to the Company's employees and the employees of the Subsidiaries of the Company, there are no presently pending, or to the Knowledge of any of the Shareholders, threatened
(x) arbitration proceedings, labor strikes, slowdowns or stoppages, grievances or other labor disputes; (y) Actions related to an alleged material violation pertaining to labor relations or employment matters, including but not limited to claims for unpaid wages or penalties, discrimination, harassment, or retaliation, or wrongful discharge in violation of public policy; or (z) any scheduled vote or application for certification of a collective bargaining agent or, to the Knowledge of any of the Shareholders, any organizing campaign. Neither the Company nor any of its Subsidiaries is delinquent in any material respect in payments to any of its employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed for it or amounts required to be reimbursed to such employees. There are no pending claims against the Company or any of its Subsidiaries under any workers' compensation plan or policy or for long term disability. To the Knowledge of the Shareholders, no employee of the Company or any Subsidiary of the Company is in any material respect in violation of any term of any employment contract, non-disclosure agreement, non-competition agreement, or any restrictive covenant to a former employee relating to the right of any such employee to be employed by the Company or the applicable Subsidiary of the Company because of the nature of the business conducted by it or to the use of trade secrets or proprietary information of others.

     3.8 Absence of Certain  Changes or Events.  Except as set forth in Schedule
3.8 (with subsection references corresponding to those set forth below), since December 31, 2005, the Company has operated the Business only in the ordinary course and consistent with past practice. As amplification and not limitation of the foregoing, since December 31, 2005, except as described on Schedule 3.8, there has not been:

          (a) any change in the Company's authorized or issued capital stock;

          (b) any amendment to the Company's charter or by-laws;

          (c) the occurrence of any event that might reasonably be deemed to have a Material Adverse Effect on the Company or any of its Subsidiaries;

          (d) to the Knowledge of the Shareholders, any damage, destruction or loss, whether covered by insurance or not, adversely affecting the Company's or any of its Subsidiaries' respective properties or businesses which might reasonably be expected to result in a Material Adverse Effect on the Company or any of its Subsidiaries;

          (e) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to, or the incurrence of any obligation to repurchase, any shares of any class of capital stock of the Company;

          (f) any entry into an employment or severance agreement or any understanding for payments to any employee or former employee of the Company or any of its Subsidiaries which might reasonably be expected to result in a Material Adverse Effect on the Company or any of its Subsidiaries;

          (g) any material increase in compensation or benefits expense to the Company or any of its Subsidiaries, any increase in the compensation or other benefits payable or to become payable by the Company or any of its Subsidiaries to its directors, officers or employees or any bonus, insurance, pension or other employee benefit plan, payment or arrangement made to, for or with any of its directors, officers or employees, other than the items disclosed on Schedule 3.8;

          (h) any entry into any commitment or transaction material to the Company (including but not limited to, any borrowing, sale, lease or other disposition of an asset or group of assets with an original cost in excess of $75,000 in the aggregate or capital expenditure or group of capital expenditures in excess of $75,000 in the aggregate);

          (i) any entry into any transaction with any director, officer, shareholder or Affiliate of the Company that is either not in the ordinary course of business, or on terms less favorable to the Company than those that would have been obtained in a comparable transaction by the Company with an unrelated Person;

          (j) to the Knowledge of the Shareholders, any cancellation or waiver of any claims or rights which might reasonably be expected to result in a Material Adverse Effect on the Company or any of its Subsidiaries;

          (k) any material change in the Tax or accounting methods used by the Company;

          (l)  to  the  Knowledge  of  the   Shareholders,   any   cancellation,
     termination or amendment to any Material Contract; or

          (m) to the Knowledge of the Shareholders, any agreement, whether oral or written, to do any of the foregoing.

     3.9 Taxes. Except as set forth in Schedule 3.9 (with subsection references corresponding to those set forth below):

          (a) All Tax Returns required to be filed by or with respect to the Company and each of its Subsidiaries have been timely filed (other than the 2005 Income and Franchise Tax Returns, as to which extensions have been timely filed), and all such Tax Returns are complete and correct in all respects. Each of the Company and its Subsidiaries has paid (or there has been paid on its behalf) all material Taxes, whether shown on any Tax Returns, that are due from or with respect to it for the periods covered by such Tax Returns and has made all required estimated payments of Tax sufficient to avoid any penalties for underpayment. The accrual for Taxes in the Company Interim Balance Sheet is adequate to cover any and all Taxes (whether or not disputed and whether or not due) of Company with respect to all taxable periods ending on or before the date of such Company Interim Balance Sheet. Neither the Company nor any of its Subsidiaries has incurred any liability for Taxes subsequent to the date of the Company Interim Balance Sheet other than in the ordinary course of the Company's business or in connection with transactions contemplated by this Agreement;

          (b) To the Knowledge of the Shareholders, no claim has ever been made by an authority in a jurisdiction where the Company or any of its Subsidiaries does not file a Tax Return that the Company or any of its Subsidiaries may be subject to taxation in that jurisdiction and no basis exists for any such claim. There is no proposed assessment and no audit, examination, suit, investigation or similar proceeding pending, proposed or threatened with respect to Taxes of the Company or any of its Subsidiaries and, to the Knowledge of the Shareholders, no basis exists therefor;

          (c) There are no outstanding waivers extending the statutory period of limitation relating to the payment of Taxes due from the Company or any of its Subsidiaries which are expected to be outstanding as of the Closing Date;

          (d) All Tax Sharing Arrangements and Tax Indemnity Agreements relating to the Company or any of its Subsidiaries (other than this Agreement) will terminate prior to the Closing Date and neither the Company nor any of its Subsidiaries will have any liability thereunder on or after the Closing Date;

          (e) There are no Encumbrances for Taxes upon the assets of the Company or any of its Subsidiaries except Encumbrances relating to current Taxes not yet due and payable;

          (f) No power of attorney granted by or with respect to the Company or any of its Subsidiaries relating to Taxes is currently in force;

          (g) To the Knowledge of the Shareholders, no closing agreement pursuant to Section 7121 of the Code or any similar provision of any state, local or foreign law has been entered into by or with respect to the Company or any of its Subsidiaries which could reasonably be expected to have an effect on the Company's liability for or reporting of Taxes in any period ending after the Closing Date;

          (h) All Taxes which the Company and each of its Subsidiaries is required by Law to withhold or to collect for payment have been duly withheld and collected, and have been paid or accrued, reserved against and added on the books of the Company. To the Knowledge of the Shareholders, the Company has complied with all information reporting and backup withholding requirements, including maintenance of required records with respect thereto, in connection with amounts owing to any employee, independent contractor, creditor, stockholder or other third party;

          (i) Neither the Company nor any of its Subsidiaries has been a member of any Company Group other than each Company Group of which it is a member as of the date hereof and the Company has not had any direct or indirect ownership in any limited liability company, partnership, joint venture or other "pass-through" entity for Tax purposes;

          (j) Since December 31, 2005, neither the Company nor any of its Subsidiaries has prepared or filed any Tax Return inconsistent with past practice or, on any such Tax Return, taken any position, made any election, or adopted any method that is inconsistent with positions taken, elections made or methods used in preparing or filing similar Tax Returns in prior periods (including, without limitation, positions, elections or methods which would have the effect of deferring income to periods after the Closing Date or accelerating deductions to periods on or prior to the Closing Date);

          (k) To the Knowledge of the Shareholders, no consent to the application of Section 341(f)(2) of the Code (or any similar state or local law provision) has been made or filed by or with respect to the Company or any of its Subsidiaries. None of the assets or properties of the Company or any of its Subsidiaries is an asset or property that is or will be required to be treated as being (A) owned by any Person (other than the Company or its Subsidiaries) pursuant to the provisions of Section 168(f)(8) of the Internal Revenue Code of 1954, as amended and in effect immediately before the enactment of the Tax Reform Act of 1986, as amended; or (B) tax exempt use property within the meaning of Section 168(h)(1) of the Code;

          (l) To the Knowledge of the Shareholders, there is no contract or arrangement, plan or agreement by or with Company or any of its Subsidiaries covering any Person as to which payment or vesting thereunder (including any payment or vesting as a result of the transactions contemplated by this Agreement), could give rise to the payment of any amount that would not be deductible by the Company by reason of Section 280G of the Code or an excise tax to the beneficiary of such payment or vesting pursuant to Section 4999 of the Code;

          (m) No state or federal "net operating loss" of the Company determined as of the Closing Date is subject to limitation on its use pursuant to
     Section 382 of the Code or comparable provisions of state Law as a result of any "ownership change" within the meaning of Section 382(g) of the Code or comparable provisions of any state Law occurring prior to the Closing Date.

          (n) No Tax rulings have been requested by the Company or, since June 1, 2004, any of its Subsidiaries.

          (o) The Company and its Subsidiaries do not have any income reportable for a period ending after the Closing Date but attributable to a transaction (e.g., installment sale) or a change in accounting method occurring in or made for a period ending on or prior to the Closing Date which results in a deferred reporting on income from such transaction or from such change in accounting method. The Shareholders have delivered to Parent (i) a schedule of the filing dates of all Tax Returns required to be filed by the Company and its Subsidiaries, and (ii) a list of the countries, states, territories and jurisdictions (whether foreign or domestic) to which any Tax is properly payable by the Company and its Subsidiaries. The Company and its Subsidiaries have retained all supporting and backup papers, receipts, spreadsheets and other information necessary for (i) the preparation of all Tax Returns that have not yet been filed, and (ii) the defense of all Tax audits involving taxable periods either ending on or during the six (6) years prior to the Closing Date or from which there are unutilized net operating losses, capital losses or investment tax credit carryovers. Neither the Company nor any of its Subsidiaries has been party to a "listed transaction" as defined in Treasury Regulation 1.6011-4(b)(2). The Company and its Subsidiaries have disclosed on their U.S. federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of IRC Section 6662.

     3.10 Material Contracts. The following shall be deemed to be Material Contracts and identified on Schedule 3.10, and each such Contract was entered into in the ordinary course of business by the Company and/or its Subsidiaries:

          (a) any Contract for the furnishing of services to or by the Company or any of its Subsidiaries or otherwise related to the Business under the terms of which the Company or any of its Subsidiaries: (A) is likely to pay or otherwise give consideration of more than $50,000 in the aggregate during the calendar year ended December 31, 2006, (B) is likely to pay or otherwise give consideration of more than $50,000 in the aggregate over the remaining term of such Contract or (C) cannot be canceled by the Company or one of its Subsidiaries without penalty or further payment and without more than thirty (30) days' notice;

          (b) any Contract that represents a contract upon which the Business is substantially dependent or which is otherwise material to the Business;

          (c) any Contract that limits or restricts the ability of Company or any of its Subsidiaries to compete or otherwise to conduct its Business in any manner or place;

          (d) any Contract for the employment, severance or retention of any director, officer, employee, agent, shareholder, consultant or advisor or any other Contract with any director, officer, employee, agent, shareholder, consultant or advisor that does not provide for termination at will by the Company or one of its Subsidiaries without further cost or liability to the Company or such Subsidiary as of or at any time after the date of this Agreement;

          (e) any Contract in the nature of a profit sharing, bonus, stock option, stock purchase, pension, deferred compensation or retirement, severance, hospitalization, insurance or other plan or contract providing benefits to any Person or former director, officer, employee, agent, shareholder, consultant or advisor or such Persons' dependents, beneficiaries or heirs;

          (f) any Contract in an amount exceeding $50,000 or with a value exceeding $50,000 in the nature of an indenture, mortgage, promissory note, loan or credit agreement or other Contract relating to the borrowing of money or a line of credit by or from the Company or any of its Subsidiaries or to the direct or indirect guaranty or assumption by the Company or any of its Subsidiaries of obligations of others;

          (g) any Contract for capital expenditures in an amount exceeding $50,000 in any individual case or in the aggregate;

          (h) any Contract that is a joint venture, partnership, or other agreement (however named) involving a sharing of profits, losses, costs, or liabilities involving an amount exceeding $50,000 individually or in the aggregate;

          (i) any Contracts that are leases, rental or occupancy agreements, licenses, installments and conditional sale agreements, and other agreements affecting the ownership of, leasing of, title to, use of, or any leasehold or other interest in, any real or personal property (except personal property leases and installment and conditional sales agreements having a value per item or aggregate payments of less than $50,000 and with terms of less than one (1) year);

          (j) any Contracts that are licensing agreements or other agreements with respect to patents, trademarks, copyrights, or other Intellectual Property, including agreements with current or former employees, consultants, or contractors regarding the appropriation or the non-disclosure of any of the Intellectual Property;

          (k) any Contracts in an amount exceeding or with a value exceeding $50,000 to which the Company or any of its Subsidiaries is a party with any Governmental Entity;

          (l) any Contracts between or among the Company or any of its Subsidiaries and any of the Shareholders or any Affiliate of any of the Shareholders; and

          (m) any Contract that was not made in the ordinary course of business, including agreements with:

               (i) consequential or liquidated damages or other indemnity provisions that are not based upon the Company's or any of its Subsidiaries' negligence in the performance of its services;

               (ii) fitness for purpose warranties or process, efficacy or similar guarantees;

               (iii)  lump  sum  turn  key,   or  similar   contract   risks  or
          arrangements; or

               (iv) provisions relating to the testing, discovery, removal, remediation or disposal of any Hazardous Substance.

          True and complete copies of the Contracts appearing on Schedule 3.10, including all amendments and supplements, have been delivered to Parent. Each Material Contract is valid and legally binding and the Company or its Subsidiaries, as applicable, have duly performed all its obligations thereunder to the extent that such obligations to perform have accrued. No breach or default, alleged breach or default, or event which would (with the passage of time, notice or both) constitute a breach or default thereunder by the Company or any of its Subsidiaries or, to the Knowledge of the Shareholders, any other party or obligor with respect thereto, has occurred or as a result of this Agreement or performance thereof will occur. Consummation of the transactions contemplated by this Agreement will not (and will not give any person a right to) terminate or modify any rights of, or accelerate or augment any obligation of, the Company or any of its Subsidiaries under any of those agreements to the extent such termination, modification, acceleration or augmentation could be reasonably expected to have a Material Adverse Effect on the Company or any of its Subsidiaries.

     3.11 Real and Personal Property; Title to Property; Leases.

          (a) Schedule 3.11, Part I accurately identifies, by street address or other identifying information, all real property and leased property owned or leased by the Company or any of its Subsidiaries that is not related to the oil and gas business of the Company or its Subsidiaries and Schedule 3.11, Part II identifies all leasehold and other real property interests owned by the Company or any of its Subsidiaries that is part of or related to the oil and gas businesses of the Company or any of its Subsidiaries (collectively, the "Real Property"). Each of the Shareholders has delivered or made available to Parent copies of the deeds and other instruments (as recorded) in the possession of such Shareholder or the Company and its Subsidiaries and relating to such property by which the Company or its Subsidiaries acquired such property.

          (b) The Real Property, other than the oil and gas Assets, is free and clear of all Encumbrances and is not subject to any rights of way, exceptions, reservations, or other Encumbrances of any nature except: (a) mortgages, liens or security interests securing obligations shown on the December 31, 2005 Company Balance Sheet as securing specified liabilities or obligations, with respect to which no default (or event that, with notice or lapse of time or both, would constitute a default) exists; (b) Encumbrances for current Taxes not yet due, (c) (i) minor imperfections of title, if any, that do not materially impair the use of the Real Property subject thereto for its current purposes and (ii) zoning laws and other land use restrictions that do not materially impair the use of the property subject thereto for its current purposes and (d) Permitted Encumbrances.

          (c) Except as set forth in Schedule 3.11, Part II and except for Permitted Encumbrances, the Company's and its Subsidiaries' defensible title to the oil and gas Assets is free of any Title Defects.

          (d) Either the Company or its Subsidiaries owns, leases or has the legal right to use all the properties and assets, including, without limitation, the Intellectual Property and the Real Property, used or intended to be used in the conduct of the Business or otherwise owned, leased or used by the Companies or any of its Subsidiaries (all such properties and assets being the "Assets").

          (e) The Assets constitute all the properties, assets and rights forming a part of, used, held or intended to be used in, and all such properties, assets and rights as are necessary in the conduct of, the Business as it is currently conducted as of the date hereof. The Assets are free and clear of all Encumbrances or other third party interests of any nature whatsoever, except (i) those set forth on Schedule 3.11 hereto and
     (ii) Permitted Encumbrances.

          (f)  Immediately   following  the  consummation  of  the  transactions
     contemplated by this Agreement, the Company or its Subsidiaries will continue to own, or lease, under valid and subsisting Contracts, or otherwise retain its respective interest in the Assets without incurring any penalty or other adverse consequence, including, without limitation, any increase in rentals, royalties, or licenses or other fees imposed as a result of, or arising from, the consummation of the transactions contemplated by this Agreement, except for Permitted Encumbrances. Immediately following the Closing, either the Company or its Subsidiaries shall own and possess all documents, books, records, agreements and financial data of any sort used by the Company or any of its Subsidiaries in the conduct of the Business.

     3.12 Condition and Sufficiency of Tangible Assets. To the Knowledge of the Shareholders, the buildings, plants, structures, and equipment of the Company and its Subsidiaries are structurally sound, are in good operating condition and repair, except for ordinary wear and tear, and are adequate for the uses to which they are being put, and none of such buildings, plants, structures, or equipment is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost. To the Knowledge of the Shareholders, the building, plants, structures, and equipment of the Company and its Subsidiaries are sufficient for the continued conduct of the Business after the Closing in substantially the same manner as conducted prior to the Closing.

     3.13 Licenses, Permits and Authorizations. The Company, its Subsidiaries and, to the Knowledge of the Shareholders, their respective Employees hold all licenses, permits, franchises and other authorizations required by any Governmental Entity that are necessary for the Business as presently conducted or, in the case of such Employees, to carry out their duties on behalf of the Company or its Subsidiaries. Such licenses, permits, franchises and other authorizations of the Company, its Subsidiaries and, to the Knowledge of the Shareholders, the Company's Employees are valid and in full force and effect and will remain so upon consummation of the transactions contemplated by this Agreement. None of the Shareholders knows of any threatened suspension, cancellation or invalidation of, or challenge to, any such license, permit, franchise or other authorization.

     3.14 Intellectual Property.

          (a) To the Knowledge of the Shareholders, the Company or its Subsidiaries own, or is licensed or otherwise possesses legally enforceable rights to use, all patents, trademarks, trade names, service marks, domain names, copyrights, and any applications therefor, trade secrets, and computer software programs or applications (collectively, the "Intellectual Property") that are used in the Business as currently conducted. Schedule
     3.14 sets forth each item of Intellectual Property and lists the owners of all right, title and interest in and to any item of Intellectual Property not solely owned by the Company. All requisite renewals and affidavits of use have been filed with respect to each of the registrations set forth in
     Schedule 3.14, and each is presently in full force and effect and each of the trade names and trademarks is valid, and is in good standing and active use and none has been abandoned.

          (b) To the Knowledge of the Shareholders, there is no unauthorized use, disclosure, infringement or misappropriation of any Intellectual Property rights of the Company, or any third party patents, trademarks or copyrights, including software (collectively, the "Third Party Intellectual Property Rights") to the extent licensed by or through the Company or any of its Subsidiaries, by any third party.

          (c) To the Knowledge of the Shareholders, neither the Company nor any of its Subsidiaries is in breach of any license or other agreement relating to the Intellectual Property of the Company, its Subsidiaries or any Third Party Intellectual Property Rights.

          (d) Within the last three (3) years, neither the Company nor any of its Subsidiaries (i) has been a party to, or to the Knowledge of the Shareholders, been notified or advised of, any suit, action or proceeding that involves a claim of infringement of any patents, trademarks, service marks, copyrights or violation of any trade secret or other proprietary right of any third party; or (ii) has brought any action, suit or proceeding for infringement of Intellectual Property or breach of any license agreement involving Intellectual Property against any third party. The design, development, distribution, marketing, licensing or sale of products or services of the Company and its Subsidiaries does not infringe on any patent, trademark, service mark or copyright of any third party.

          (e) To the Knowledge of the Shareholders, the Company and its Subsidiaries have secured valid written assignments or work for hire agreements from all consultants and employees who contributed to the creation and development of Intellectual Property of the rights to such contributions that the Company or its Subsidiaries does not already own by operation of law.

          (f) To the Knowledge of the Shareholders, the Company and its Subsidiaries have taken reasonable steps to protect their respective rights in its confidential information and trade secrets that reasonably require protection.

     3.15 Litigation; Compliance with Laws.

          (a) Except as set forth on Schedule 3.15, there is no Action pending or, to the Knowledge of the Shareholders, threatened against or affecting any of the Shareholders, the Company, any Subsidiaries of the Company or any of their respective Assets, and there is no basis known to any such Shareholder for any such Action.

          (b) Except as disclosed on Schedule 3.15, neither the Shareholders, the Company nor any Subsidiaries of the Company is (i) to the Knowledge of the Shareholders, in violation of any applicable Law or (ii) subject to or in default with respect to any Order to which any of them, or any of their respective properties or assets (owned or used), is subject. At all times since June 1, 2004, each of the Company and its Subsidiaries has been in full compliance with each Law that is or was applicable to it or to the conduct or operation of the Business or the ownership or use of any of its Assets.

          (c) To the Knowledge of the Shareholders, no event has occurred or circumstance exists that (with or without notice or lapse of time) (i) may constitute or result in a violation by the Company or any of its Subsidiaries of, or a failure on the part of any of them, to comply with, any Law.

          (d) Except as provided in Schedule 3.15, none of the Shareholders, the Company nor any Subsidiaries of the Company has received, at any time since June 1, 2004, any notice or other communication (whether oral or written) from any Governmental Entity or any other Person regarding (i) any actual, alleged, possible, or potential violation of, or failure to comply with, any Law or (ii) any actual, alleged, possible, or potential obligation on the part of the Company or any of its Subsidiaries to undertake, or to bear all or any portion of the cost of, any remedial action of any nature.

     3.16 Insurance.

          (a) Schedule 3.16 sets forth the following information with respect to each insurance policy under which the Company or any of its Subsidiaries has been an insured, a named insured or otherwise the principal beneficiary of coverage at any time within the past year:

               (i) the name, address and telephone number of the agent or broker;

               (ii) the name of the insurer and the names of the principal insured and each named insured; and

               (iii) the policy number, general description of coverage and the period of coverage.

          The Company has delivered to Parent copies of all such insurance policies.

          (b) Except as set forth in Schedule 3.16, there is no actual, pending, or, to the Knowledge of the Shareholders, threatened claims against Company or any of its Subsidiaries that would come within the scope of such coverage listed on Schedule 3.16, nor has any current carrier provided notice to Company or any of its Subsidiaries that it intends to terminate any policy or to deny coverage with respect to any claim. There are no actual, pending or, to the Knowledge of the Shareholders, threatened claims against the Company or any of its Subsidiaries that would not come within the scope of the insurance coverage of the Company or its Subsidiaries listed in Schedule 3.16.

          (c) The Company has maintained during the past three (3) years and currently maintains (i) insurance on all of the Assets used in connection with the Business of a type customarily insured, covering property damage and loss of income by fire or other casualty, and (ii) adequate insurance protection (subject to the deductible amounts and dollar limits of coverage set forth in Schedule 3.16) against all errors and omissions and other liabilities, claims, and risks, which it is customary and reasonable to insure with respect to the Business. Neither the Company nor any of its Subsidiaries has, within the past three (3) years, allowed any insurance policy to lapse for failure to renew or for any other reason. Neither the Company nor any of its Subsidiaries has failed to give any notice or present any claim under any insurance policy in due and timely fashion under the applicable insurance policy.

          (d) None of the Shareholders has Knowledge of (i) any proposed material increases in the premiums for insurance or for contributions for worker's compensation or unemployment insurance applicable to the Company or any of its Subsidiaries, (ii) any conditions or circumstances applicable to the Business as currently conducted that could reasonably be expected to result in such increase, or (iii) any material decrease in coverage or other policy benefits. Further, none of the Shareholders has Knowledge that any existing insurer of the Company or any of its Subsidiaries has denied the Company or its Subsidiaries coverage on any claim or refused to approve any proposed settlement.

     3.17 Employee Benefit Plans.

          (a) Schedule 3.17 sets forth a true and complete list of (i) all employee benefit plans" as defined by Section 3(3) of ERISA, all specified fringe benefit plans as defined in Section 6039D of the Code, and all other bonus, incentive compensation, deferred compensation, profit sharing, stock option, stock appreciation right, stock bonus, stock purchase, employee stock ownership, savings, severance, supplemental unemployment, layoff, salary continuation, retirement, pension, health, life insurance, dental, disability, accident, group insurance, vacation, holiday, sick leave, fringe benefit or welfare plan, and any other employee compensation or benefit plan, agreement, policy, practice, commitment, contract, or understanding (whether qualified or nonqualified, currently effective or terminated, written or unwritten), and any trust, escrow or other agreement related thereto, which currently is sponsored, established, maintained or contributed to or required to be contributed by the Company, any of its Subsidiaries or for which the Company or any of its Subsidiaries has any liability, contingent or otherwise, and (ii) all "multiemployer plans," as that term is defined in Section 4001 of ERISA and all "employee benefit plans" (as defined in Section 3(3) of ERISA) that are subject to Title IV of ERISA or Section 412 of the Code which the Company or any other corporation or trade or business controlled by, controlling, or under common control with the Company (within the meaning of Section 414 of the Code or Section 4001(a)(14) or 4001(b) of ERISA) ("ERISA Affiliate") has maintained or contributed to or been required to contribute to at any time within the last six (6) years or with respect to which, the Company or any ERISA Affiliate has any liability (collectively, (i) and (ii) are referred to herein as the "Benefit Plans").

          (b) Neither the Company nor any of its Subsidiaries maintains or is obligated to provide benefits under any life, medical, or health plan (other than as an incidental benefit under any Benefit Plan intended to be "qualified" within the meaning of Section 401(a) of the Code ("Qualified Plan")) which provides benefits to retirees or other terminated employees other than benefit continuation rights under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended. No Benefit Plan is a "multiple employer welfare arrangement" within the meaning of Section 3(40) of ERISA.

          (c) No Benefit Plan is a "multiemployer plan," as that term is defined in Section 4001 of ERISA or an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to Title IV of ERISA or Section 412 of the Code.

          (d) Each of the Benefit Plans and its administration is currently in compliance in all material respects with ERISA and the Code and all other applicable Laws and has been operated in accordance with the terms and conditions of the plan documents.

          (e) The Company and its Subsidiaries have performed all of their obligations under all Benefit Plans, and all contributions and other payments required to be made by the Company or any of its Subsidiaries to any Benefit Plan have been made or reserves adequate for such contributions or other payments have been set aside therefor and have been reflected in the Company Financial Statements.

          (f) There are no pending, or to the Knowledge of Sellers, threatened claims by or on behalf of any Benefit Plan, or by any person covered thereby, other than ordinary claims for benefits submitted by participants or beneficiaries, or any pending or threatened claims regarding breaches of fiduciary duty under ERISA, and there is no basis for any such claim.

          (g) No employer securities, employer real property or other employer property is included in the assets of any Benefit Plan.

          (h) The Company has delivered to Parent:

               (i) copies of the current Benefit Plan document and any amendments thereto for each Benefit Plan and copies of any related trusts, and (A) the most recent summary plan descriptions of such Benefit Plans for which the Company or any of its Subsidiaries is required to prepare, file, and distribute summary plan descriptions, and (B) the most recent copy of all summaries and descriptions furnished to participants and beneficiaries regarding Benefit Plans for which a plan description or summary plan description is not required;

               (ii) a sample copy of the forms currently used by the Company and any of its Subsidiaries for providing all notifications required to be given to employees under Section 601 et seq. of ERISA, Section 4980B of the Code, Section 9801 et seq. of the Code, and under all other applicable federal and state laws regulating the notice requirements of "group health plans" (as defined in Section 607(1) of ERISA);

               (iii) the Form 5500 filed in each of the most recent three (3) plan years with respect to each Benefit Plan, including all schedules thereto and any opinions of independent accountants relating thereto;

               (iv) all insurance policies or agreements regarding other funding arrangements that are currently in force which were purchased by or that provide benefits under any Benefit Plan or otherwise reimburse for benefits paid under the Benefit Plans;

               (v) all written agreements that are currently in force with third party administrators, investments managers, consultants and service providers relating to any Benefit Plan and any and all written reports, including discrimination testing, submitted to the Company or any of its Subsidiaries by such third party administrators, investment managers, consultants and service providers within the four (4) years preceding the date hereof;

               (vi) with respect to Benefit Plans that are Qualified Plans, the most recent determination letter for each such Benefit Plan; and

               (vii) with respect to each trust funding a Benefit Plan that is intended to be qualified under Section 501(c)(9) of the Code, a copy of the determination letter for such trust.

          (i) Each Benefit Plan can be terminated without payment of any additional contribution or amount and, except for any vesting of benefits of a Qualified Plan, without the vesting or acceleration of any benefits promised by such Benefit Plan.

          (j) The Company has the right to modify and terminate benefits as to retirees (other than pensions) with respect to both retired and active employees.

          (k) To the Knowledge of the Shareholders, neither the Company nor any of its Subsidiaries has filed or been required to file any notices, forms or reports with the IRS, the Pension Benefit Guaranty Corporation (the "PBGC") or the Department of Labor ("DOL"), pursuant to statute, other than annual reports, within the four (4) years preceding the date hereof.

          (l) Neither the Company nor any of its Subsidiaries has received any notice from the IRS, the PBGC, or the DOL relating to any Benefit Plan regarding an audit of any Benefit Plan or the assessment of a material penalty.

          (m) To the Knowledge of the Shareholders, neither the execution of this Agreement nor the consummation of the transactions contemplated herein will result in the payment, vesting, or acceleration of any benefit under any Benefit Plan, assuming that no employee incurs a termination of employment or reduction in hours in connection with the transactions contemplated herein.

     3.18 Transactions with Affiliates. To the Knowledge of the Shareholders, except (i) for employment and benefit arrangements, (ii) arrangements on arm's length terms in the ordinary course of business and (iii) agreements set forth on Schedule 3.18, no director, officer or Affiliate of the Company or any of its Subsidiaries or, to the Knowledge of the Shareholders, any Person with whom any such director, officer or Affiliate has any direct or indirect relation by blood, marriage or adoption, or any entity in which any such director, officer or Affiliate owns any beneficial interest (other than a publicly held corporation whose stock is traded on a national securities exchange or in the over-the-counter market and less than one percent (1%) of the stock of which is beneficially owned by all such Persons), has any interest in (a) any Contract with the Company or relating to the Business, including any Contract for or relating to indebtedness of the Company or any of its Subsidiaries; or (b) any property, including Intellectual Property and Real Property, used or currently intended to be used in, the Business.

     3.19 No Brokers or Finders. Except as may arise out of that certain letter agreement, dated February 20, 2006, between Parent and Cloyses Partners, LLC (the "Cloyses Agreement"), no agent, broker, finder, or investment or commercial banker, or other Person or firm engaged by or acting on behalf of any of the Shareholders, the Company, any Subsidiary of the Company or any of their respective Affiliates, in connection with the negotiation, execution or performance of this Agreement or the transactions contemplated by this Agreement, is or will be entitled to any brokerage or finder's or similar fee or other commission as a result of this Agreement or such transactions.

     3.20 Accuracy of Information. To the Knowledge of the Shareholders, None of the information supplied in writing by or on behalf any of the Shareholders, the Company or any Subsidiaries of the Company, to Parent or its Affiliates, agents or representatives in connection with the transactions contemplated in this Agreement, this Agreement or the negotiations leading up to this Agreement contain, or at the respective times such information was delivered, contained any untrue statement of a material fact, or omit or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

     3.21 Receivables. All receivables of the Company or any of its Subsidiaries, whether reflected on the Company Interim Balance Sheet or otherwise and including "work in process" inventory and accrued and unbilled revenues, represent actual revenues invoiced or expected to be invoiced in the ordinary course of business, and are, or when invoiced, will be fully collectible net of any reserves shown on the Company Interim Balance Sheet (which reserves are adequate and were calculated on a basis consistent with GAAP and past practices). The Shareholders have delivered to Parent a complete and accurate aging list of all receivables of the Company and its Subsidiaries.

     3.22 Environmental.

          (a) Except as set forth in Schedule 3.22, to the Shareholders' Knowledge, the Assets, the Company and the Company's Subsidiaries are free of any Environmental Defects, except as would not reasonably be expected to have a Material Adverse Effect on the Company, the Company's Subsidiaries or the Assets.

          (b) With respect to the Assets, except as set forth in Schedule 3.22, neither the Company nor any of its Subsidiaries has entered into, or is subject to, any agreements, consents, orders, decrees, judgments or other directives of Governmental Entities in existence at this time based on any Environmental Laws.

          (c) Except as set forth in Schedule 3.22, to the Shareholders' Knowledge, none of the Company nor the Company's Subsidiaries has received written notice from any Person of, and no investigation or written claim is pending regarding, any Release, disposal, event, condition, circumstance, activity, practice or incident concerning the Company, any of the Company's Subsidiaries, the Assets, the Company's or any of the Company's Subsidiaries' current or prior operations or any land, facility, asset or property currently or formerly owned or leased by any of the Company or the Company's Subsidiaries and alleging either (i) a violation of Environmental Law, including common law, or (ii) obligations, including remediation or other liabilities under Environmental Law, except, in the case of either clause (i) or (ii) hereof, as would not reasonably be expected to have a Material Adverse Effect on the Company, and of the Company's Subsidiaries or the Assets.

          (d) Except as set forth in Schedule 3.22, to the Shareholders' Knowledge, there has been no Release on or from the Assets or on or from any property currently or formerly owner, or operated by the Company or any of the Company's Subsidiaries of any Hazardous Materials in any substantial amount or concentration that is reasonably likely to have a Material Adverse Effect on the Company, the Company's Subsidiaries or the Assets.

          (e) Except as set forth in Schedule 3.22, the Company or one or more of the Company's Subsidiaries, or, to the Shareholders' Knowledge, an operator of the Assets, holds those licenses, permits, or other authorizations necessary under Environmental Laws to carry on operations connected with the Assets to the extent of and as currently conducted, except where the failure to obtain such licenses, permits, or other authorizations could not reasonably be expect to have a Material Adverse Effect on any of the Company, the Company's Subsidiaries or the Assets.

     3.23 Restrictions on Business Activities. There is no agreement, judgment, injunction, order or decree binding upon Company or any of its Subsidiaries that has, or could reasonably be expected to have, the effect of prohibiting or materially impairing the conduct of the Business as presently conducted.

     3.24 Internal Controls. The Company and its Subsidiaries maintain a system of internal controls sufficient to provide reasonable assurances that:

          (a) transactions are executed in accordance with management's general or specific authorization;

          (b) transactions are recorded as necessary (1) to permit preparation of financial statements in conformity with GAAP or any other criteria applicable to such statements and (2) to maintain accountability for assets; and

(c) access to proprietary assets is permitted only in accordance with management's general or specific authorization.

     3.25 Absence of Certain Payments. None of the Shareholders, the Company, the Subsidiaries of the Company, nor, to the Knowledge of the Shareholders, any director, officer, agent, employee or Affiliate of any of them, has used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, or made any direct or indirect unlawful payments to government officials or employees from corporate funds, or established or maintained any unlawful or unrecorded funds.

     3.26 Bank Accounts. Schedule 3.26 sets forth an accurate list of each bank, trust company, savings institution or other financial institution with which the Company or any of its Subsidiaries has an account or safe deposit box and the names and identification of all Persons authorized to draw thereon or to have access thereto, and sets forth the names of each Person holding powers of attorney or agency authority from the Company or any of its Subsidiaries and a summary of the terms thereof.

     3.27 Shareholder's Investment Representations. Each of the Shareholders has made representations and warranties contained in the Subscription Agreement, dated the date hereof and in the form attached hereto as Exhibit I (the "Subscription Agreement").

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF PARENT
                    ----------------------------------------

     Parent represents and warrants to the Shareholders and agrees as follows:

     4.1 Organization and Authority of Parent and Buyer.

          (a) Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and the execution, delivery and performance of this Agreement by the Parent and the consummation by Parent of the transactions contemplated hereby have been duly authorized by all requisite action on the part of Parent. The Parent Shares to be issued to the Shareholders as part of the Merger Consideration have been duly authorized by all necessary corporate action on the part of Parent and, upon receipt of the Shares from the Shareholders, will be validly issued, fully paid and nonassessable. This Agreement has been duly executed and delivered by Parent, and assuming due authorization, execution and delivery by the Shareholders, the Company and Buyer, this Agreement constitutes a valid and binding obligation of Parent enforceable against Parent in accordance with its terms, except to the extent that the enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws, or by equitable principles relating to the rights of creditors generally.

          (b) Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Nevada and the execution, delivery and performance of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by all requisite action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer, and assuming due authorization, execution and delivery by the Shareholders, the Company and the Parent, this Agreement constitutes a valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms, except to the extent that the enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws, or by equitable principles relating to the rights of creditors generally.

     4.2 No Conflict; Governmental Consents.

          (a) The execution, delivery and performance of this Agreement by Buyer and Parent does not and will not (a) violate, conflict with or result in the breach of any provision of the charter or bylaws of Buyer or Parent,
     (b) conflict with or violate in any material respect any Law or Order applicable to Buyer or Parent, or (c) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any of the assets or properties of Buyer or Parent pursuant to, any note, bond, mortgage, indenture, license, permit, lease, sublease or other material contract, agreement, or instrument or arrangement to which Buyer or Parent is a party or by which any of their assets or properties is bound or affected, except for conflicts or violations which would not have a material adverse effect on the ability of Buyer or Parent to consummate the transactions contemplated by this Agreement.

          (b) The execution, delivery and performance of this Agreement by Buyer and Parent do not and will not require any Approval or Order of any Governmental Entity.

     4.3 Financial Statements. Parent has delivered to the Shareholders the Parent Financial Statements. The Parent Financial Statements have been prepared in conformity with GAAP applied on a consistent basis. The statements of operations and cash flow of Parent present fairly in all material respects the respective results of operations and cash flows of Parent for the respective periods covered, and the balance sheets of Parent present fairly in all material respects the respective financial condition of Parent as of their respective dates. Since the date of the Parent Interim Balance Sheet, there has been no change in any of the significant accounting policies, practices or procedures of Parent.

     4.4 No Brokers or Finders. Except as may arise out of the Cloyses Agreement, no agent, broker, finder, or investment or commercial banker, or other Person or firm engaged by or acting on behalf of any of Buyer, Parent or any of their Affiliates, in connection with the negotiation, execution or performance of this Agreement or the transactions contemplated by this Agreement, is or will be entitled to any brokerage or finder's or similar fee or other commission as a result of this Agreement or such transactions.

     4.5 Parent SEC Documents.

          (a) Parent has made available to the Shareholders a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed by Parent with the SEC since January 1, 2004 (the "Parent SEC Documents"), including Parent's 2005 Form 10-K, which are all the documents (other than preliminary documents) that Parent was required to file with the SEC since January 1, 2004. As of their respective dates, the Parent SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Parent SEC Documents, and none of the Parent SEC Documents contained as of their respective dates any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (b) The financial statements of Parent included in the Parent SEC Documents, including the notes and schedules thereto, complied as to form in all material respects with the rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulations S-X of the SEC) and fairly present the consolidated financial position of Parent and its consolidated Subsidiaries as of their respective dates and the consolidated results of operations and the consolidated cash flows of Parent and its consolidated Subsidiaries for the periods presented therein in accordance with applicable requirements of GAAP (subject, in the case of the unaudited statements, to normal, recurring adjustments, none of which are material) applied on a consistent basis during the periods presented.

          (c) No Material Adverse Effect with respect to Parent has occurred since the date of Parent's Form 10-Q for the three (3) month period ended March 31, 2006.

                                    ARTICLE V

                              ADDITIONAL AGREEMENTS
                              ---------------------

     5.1 Notices and Consents. Each of the Shareholders and Parent agree that, in the event any Approval necessary to preserve for the Business or the Company or any of its Subsidiaries any right or benefit under any Contract, to which the Company or any of its Subsidiaries is a party, is not obtained prior to the Closing, the Shareholders will, subsequent to the Closing, cooperate with the Surviving Entity, Parent and their Subsidiaries in attempting to obtain such, Approval as promptly thereafter as practicable.

     5.2 Taking of Necessary Action; Further Action. If, at any time after the Closing Date, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Entity with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and its Subsidiaries, the officers and directors of the Surviving Entity are fully authorized in the name of the Surviving Entity or otherwise to take, and will take, all such actions at Parent's expense;
provided, however, if the action is necessary or desirable to cure a breach of any representation, warranty or covenant of the Shareholders under this Agreement, the Shareholders shall reimburse Parent for the expenses of such action. The Shareholders shall also take all such other actions, and execute and deliver all such other instruments, agreements and documents as Parent shall reasonably request to separate from the Company any activities and operations of the Shareholders and their respective Affiliates that are not related to the primary business and operations of the Company.

     5.3 Directors and Officers. Parent agrees to use commercially reasonable efforts to cause the Board of Directors of Parent to increase the size of the Board of Directors of Parent by two (2) members and to elect or appoint Larry M. Wright and Robert G. Wonish to the Board of Directors of Parent. Parent agrees to use commercially reasonable efforts to cause the Surviving Entity and its Subsidiaries to elect or appoint the officers, directors and/or managers as set forth on Schedule 5.3 attached hereto.

     5.4 Directors and Officers. Parent agrees to issue warrants to purchase Parent Shares, substantially in the form of Exhibit H, to the Persons and in the amounts set forth on Schedule 5.4.


                                   ARTICLE VI

                                   TAX MATTERS
                                   -----------

     6.1 Conveyance Taxes. Each of the Shareholders shall pay any real property transfer or gains, sales, use, transfer, value added, stock transfer, and stamp taxes, any transfer, recording, registration, and other fees, and any similar Taxes which become payable in connection with the transactions contemplated by this Agreement, and shall file such applications and documents as shall permit any such Tax to be assessed and paid on or prior to the Closing Date in accordance with any available pre-sale filing procedure. Each party hereto shall execute and deliver all instruments and certificates necessary to enable the other party or parties to comply with the foregoing.

     6.2 Miscellaneous.

          (a) Each of the Shareholders and Parent agree to treat all payments made by any of them to or for the benefit of the other (including any payments to the Company) under this Article VI, under other indemnity provisions of this Agreement and for any misrepresentations or breaches of warranties or covenants as adjustments to the Merger Consideration for Tax purposes and that such treatment shall govern for purposes hereof.

          (b) All amounts payable under any tax sharing agreement or arrangement between the Shareholders and the Company or any Subsidiary for any taxable period ending on or prior to the Closing Date shall be calculated on a basis consistent with that used to date.

          (c) For purposes of this Article VI, "Parent" and "the Shareholders", respectively, shall include each member of the affiliated group of corporations of which it is or becomes a member (other than the Company, except to the extent expressly referenced).


                                   ARTICLE VII

                                 INDEMNIFICATION
                                 ---------------

     7.1 Obligations of Shareholders.

The Shareholders (each a "Shareholder Indemnifying Party" and collectively, the "Shareholder Indemnifying Parties"), jointly and severally, agree to indemnify and hold harmless Parent, the Surviving Entity and their respective directors, officers, agents, managers, employees, representatives and Affiliates and their successors and assigns (each a "Parent Indemnified Party") from and against any and all Losses of the Parent Indemnified Parties, directly or indirectly, as a result of, or based upon or arising from:

          (a) the breach of any representation or warranty made by any of the Shareholders contained in this Agreement;

          (b) the breach of any covenant or agreement by any Shareholder contained in this Agreement;

          (c) the ownership of the Shares prior to the Closing Date; and

          (d) the ownership, management or use of the Assets and the operation of the Business, all as prior to the Closing Date.

     7.2 Obligations of Parent. Parent (the "Parent Indemnifying Party") agrees to indemnify and hold harmless each of the Shareholders and their respective agents, representatives and Affiliates and their successors and assigns (each a "Shareholder Indemnified Party") from and against any and all Losses of the Shareholder Indemnified Parties, directly or indirectly, as a result of, or based upon or arising from:

          (a) the breach of any representation or warranty made by Parent contained in this Agreement;

          (b) the breach of any covenant or agreement by Parent contained in this Agreement; and

          (c) the ownership, management or use of the Assets and the operation of the Business, all as after the Closing Date, unless and to the extent that such Losses arise solely from any action or inaction of any Shareholder or Shareholders or any of their Affiliates after the Closing Date.

     7.3 Procedure. A Shareholder Indemnified Party or a Parent Indemnified Party (each, an "Indemnified Party") shall give the Parent Indemnifying Party or Shareholder Indemnifying Party (each, an "Indemnifying Party"), as applicable, notice (a "Claim Notice") of any matter which an Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement (a "Claim"), within sixty (60) days of such determination; provided, however, that any failure of the Indemnified Party to provide such Claim Notice shall not release the Indemnifying Party from any of its obligations under this
Article VII except to the extent the Indemnifying Party is materially prejudiced by such failure and shall not relieve the Indemnifying Party from any other obligation or liability that it may have to any Indemnified Party otherwise than under this Article VII. Upon receipt of the Claim Notice, the Indemnifying Party shall be entitled to assume and control the defense of such Claim at its expense if it gives notice of its intention to do so to the Indemnified Party within five (5) Business Days of the receipt of such Claim Notice from the Indemnified Party; provided, however, that (i) Indemnified Party must approve of the selection of legal counsel by Indemnifying Party, which approval shall not be unreasonably withheld or delayed and (ii) if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the judgment of the Indemnified Party, in its sole and absolute discretion, for the same counsel to represent both the Indemnified Party and the Indemnifying Party, then the Indemnified Party shall be entitled to retain its own counsel, in each jurisdiction for which the Indemnified Party determines counsel is required, at the expense of the Indemnifying Party. In the event the Indemnifying Party exercises the right to undertake any such defense against any such Claim as provided above, the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party, at the Indemnifying Party's expense, all witnesses, pertinent records, materials and information in the Indemnified Party's possession or under the Indemnified Party's control relating thereto as is reasonably required by the Indemnifying Party. Similarly, in the event the Indemnified Party is, directly or indirectly, conducting the defense against any such Claim, the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at the Indemnifying Party's expense, all such witnesses, records, materials and information in the Indemnifying Party's possession or under the Indemnifying Party's control relating thereto as is reasonably required by the Indemnified Party. No such Claim may be settled by the Indemnifying Party without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld so long as (a) there is no payment or other consideration required of the Indemnified Party and (b) such settlement does not require or otherwise involve any restrictions on the conduct of business by the Indemnified Party.

     7.4 Survival.

          (a) The representations and warranties of the Shareholders and Parent contained in this Agreement, including the Exhibits and the Schedules to this Agreement, shall survive the Closing until the third (3rd) anniversary of the Closing Date; provided, however, that the representations and warranties in Section 3.3, Section 3.17 and the second sentence of Section 4.1(a) shall survive the Closing indefinitely; provided further that the representations and warranties in Section 3.9 and the covenants and agreements in Article VI shall survive until sixty (60) days after the expiration of the statute of limitations period or periods legally applicable to them. Neither the period of survival nor the liability of the Shareholders or Parent with respect to the Shareholders' or Parent's representations and warranties shall be reduced by any investigation made at any time by or on behalf of Parent or the Shareholders, respectively. An Indemnifying Party is not required to make any indemnification payment hereunder unless a Claim is initiated prior to expiration of the survival period set forth in this Section 7.4(a), except with respect to claims based on fraud committed by the Indemnifying Party.

          (b) Any matter as to which a Claim has been asserted by a Claim Notice to the other party that is pending or unresolved at the end of any applicable limitation period shall continue to be covered by this Article VII notwithstanding any applicable statute of limitations (which the parties hereby waive) until such matter is finally terminated or otherwise resolved by the parties under this Agreement or by a court of competent jurisdiction and any amounts payable hereunder are finally determined and paid.

     7.5 Notice by Indemnifying Party. The Indemnifying Party agrees to notify the Indemnified Party of any liabilities, claims or misrepresentations, breaches or other matters covered by this Article VII upon discovery or receipt of notice thereof (other than such claims from the Indemnified Party).

     7.6 Indemnity Threshold and Cap.

          (a) The Shareholders shall not have any liability to any Parent Indemnified Party with respect to Losses arising out of any of the matters referred to in Section 7.1, except with respect to Claims based on fraud committed by the Shareholders, until such time as the amount of all such liability shall collectively exceed $150,000 (the "Threshold"), whereupon the Losses exceeding the Threshold shall be payable by the Shareholders. Also, in no event shall the Shareholders' aggregate liability to any Indemnified Party under Section 7.1 exceed the Merger Consideration, except with respect to Claims based on fraud committed by any of the Shareholders.

          (b) Parent shall not have any liability to any Shareholder Indemnified Party with respect to Losses arising out of any of the matters referred to in Section 7.2, except with respect to Claims based on fraud committed by Parent, until such time as the amount of all such liability shall collectively exceed the Threshold, whereupon the Losses exceeding the Threshold shall be payable by Parent. Also, in no event shall Parent's aggregate liability under Section 7.2 exceed the Merger Consideration, less the Cash Portion of Merger Consideration, except with respect to Claims based on fraud committed by Parent.

     7.7 Exclusive Remedy. Other than rights to equitable relief or claims for fraud to the extent available under applicable Law, each of the Shareholders and Parent acknowledge and agree that the sole and exclusive remedy for any Losses arising from Claims described in Sections 7.1 and 7.2 shall be indemnification in accordance with this Article VII.

     7.8 Mitigation. Prior to the resolution of any Claim for indemnification under this Agreement, the Indemnified Party shall utilize all commercially reasonable efforts, consistent with normal past practices and policies and good commercial practice, to mitigate such Losses. All indemnification or reimbursement payments required pursuant to this Agreement shall be made after all insurance benefits actually received by the Indemnified Party.


                                  ARTICLE VIII

                                     GENERAL
                                     -------

     8.1 Amendments; Waivers. This Agreement and any schedule or exhibit attached hereto may be amended only by agreement in writing of all parties. No waiver of any provision nor consent to any exception to the terms of this Agreement or any agreement contemplated hereby shall be effective unless in writing and signed by the party to be bound and then only to the specific purpose, extent and instance so provided.

     8.2 Schedules; Exhibits; Integration. Each schedule and exhibit delivered pursuant to the terms of this Agreement shall be in writing and shall constitute a part of this Agreement, although schedules need not be attached to each copy of this Agreement. This Agreement, together with such schedules and exhibits, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings of the parties in connection therewith.

     8.3 Governing Law. This Agreement, the legal relations between the parties and any Action, whether contractual or non-contractual, instituted by any party with respect to matters arising under or growing out of or in connection with or in respect of this Agreement, including but not limited to the negotiation, execution, interpretation, coverage, scope, performance, breach, termination, validity, or enforceability of this Agreement, shall be governed by and construed in accordance with the laws of the State of Texas.

     8.4 No Assignment. Neither this Agreement nor any rights or obligations under it are assignable without the express written consent of the Shareholders and Parent, except that Parent may assign its rights hereunder to the purchaser of all or substantially all of the assets or capital stock of Parent (by merger or otherwise).

     8.5 Headings. The descriptive headings of the Articles, Sections and subsections of this Agreement are for convenience only and do not constitute a part of this Agreement.

     8.6 Counterparts. This Agreement and any amendment hereto or any other agreement (or document) delivered pursuant hereto may be executed in one or more counterparts and by different parties in separate counterparts. All of such counterparts shall constitute one and the same agreement (or other document) and shall become effective (unless otherwise provided therein) when one or more counterparts have been signed by each party and delivered to the other party.

     8.7 Publicity and Reports. The Shareholders and Parent shall coordinate all publicity relating to the transactions contemplated by this Agreement and no party shall issue any press release, publicity statement or other public notice relating to this Agreement, or the transactions contemplated by this Agreement, without obtaining the prior consent of both the Shareholders and Parent.

     8.8 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of each party, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement. Nothing in this Agreement is intended to relieve or discharge the obligation of any third person to any party to this Agreement.

     8.9 Notices. Any notice or other communication hereunder must be given in writing and (a) delivered in person, (b) transmitted by facsimile or (c) mailed by certified mail, postage prepaid, return receipt requested as follows:

                  If to Parent, addressed to:

                  Tradestar Services, Inc.
                  3451 Candelaria NE
                  Albuquerque, New Mexico 87107
                  Attention:   Frederick Huttner, Chief Financial Officer
                  Facsimile:   (213) 593-8727

                  With a copy to:

                  Haynes and Boone, LLP
                  One Houston Center
                  1221 McKinney Street, Suite 2100
                  Houston, Texas 77010
                  Attention:   Bryce D. Linsenmayer, Esq. or Amy Moss, Esq.
                  Facsimile:   (713) 236-5540 or (713) 236-5550


                  If to Shareholders, addressed to:

                  Larry M. Wright
                  911 Creek Wood Way
                  Houston, Texas 77024
                  Facsimile:   (713) 464-8048

                  Franklin M. Cantrell, Jr.
                  5555 Del Monte, Suite 2305
                  Houston, Texas 77056-4121

                  Michael W. Hopkins
                  651 Bering Drive, Suite 2002
                  Houston, Texas 77057

                  Robert G. Wonish
                  17315 Klee Circle
                  Spring, Texas 77379


                  With a copy to:

                  Hirsch & Westheimer, P.C.
                  700 Louisiana Street, 25th Floor
                  Houston, Texas 77002-2728
                  Attention:   Bradley E. Rauch, Esq. and Michael S. Wilk, Esq.
                  Facsimile:   (713) 223-9319

                  and

                  Beyt & Beyt
                  700 East University Avenue
                  Lafayette, Louisiana 70503
                  Attention:  Raymond Beyt, Esq.
                  Facsimile:  (337) 233-6773

or to such other address or to such other person as either party shall have last designated by such notice to the other party. Each such notice or other communication shall be effective (i) if given by facsimile, when transmitted to the applicable number so specified in (or pursuant to) this Section 8.9 and an appropriate answerback is received, (ii) if given by mail, three (3) days after such communication is deposited in the mails by certified mail, return receipt requested, with postage prepaid and addressed as aforesaid or (iii) if given by any other means, when actually delivered at such address.

     8.10 Remedies; Waiver. To the extent permitted by Law, all rights and remedies existing under this Agreement are cumulative to and not exclusive of, any rights or remedies otherwise available under applicable Law. No failure on the part of any party to exercise or delay in exercising any right hereunder shall be deemed a waiver thereof, nor shall any single or partial exercise preclude any further or other exercise of such or any other right.

     8.11 Attorney's Fees. In the event of any Action by any party to enforce against another party a right or claim, the prevailing party shall be entitled to reasonable attorney's fees, costs and expenses incurred in such Action. Attorney's fees incurred in enforcing any judgment in respect of this Agreement are recoverable as a separate item.

     8.12 Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable by any Governmental Entity, the remaining provisions of this Agreement to the extent permitted by Law shall remain in full force and effect; provided that the essential terms and conditions of this Agreement for all parties remain valid, binding and enforceable. In event of any such determination, the parties agree to negotiate in good faith to modify this Agreement to fulfill as closely as possible the original intents and purposes hereof. To the extent permitted by Law, the parties hereby to the same extent waive any provision of Law that renders any provision hereof prohibited or unenforceable in any respect.

     8.13 Entire Agreement. This Agreement constitutes and includes that entire agreement of the parties with reference to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof. No promise or representation of any kind has been made to any of the parties to this Agreement by any other party or parties to this Agreement or anyone acting for any of such parties, except as is expressly stated in this Agreement.

     8.14 Time is of the Essence. Time is of the essence in interpreting and enforcing this Agreement.

     8.15 Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be resolved by binding arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules in effect on the date of this Agreement (herein the "AAA Rules"), and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall be selected pursuant to the AAA Rules and shall be a neutral and impartial lawyer with excellent academic and professional credentials (i) who is or has been practicing law for at least fifteen (15) years, specializing in general commercial litigation or general corporate and commercial matters and (ii) who has both training and experience as an arbitrator and is generally available to serve as an arbitrator. The arbitration shall be governed by the arbitration law of the Federal Arbitration Act and shall be held in Houston, Texas.

     8.16 Expenses.  All legal and accounting fees incurred by the  Shareholders
in  connection  with  the   negotiation   and  execution  of  the   transactions
contemplated hereby will be paid by the Company.

                  [Remainder of Page Left Intentionally Blank]



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


     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.


                                 PARENT:

                                 TRADESTAR SERVICES, INC.


                                 By: /s/ Clarence J. Downs
                                     -------------------------------------------
                                         Clarence J. Downs
                                         Chairman and Chief Executive Officer


                                 COMPANY:

                                 THE CYMRI CORPORATION


                                 By: /s/ Larry M. Wright
                                    --------------------------------------------
                                 Name: Larry M. Wright
                                 Title: Chief Executive Officer and President

                                 BUYER:

                                 TRADESTAR ACQUISITION SUB, L.L.C.


                                 By: /s/ Frederick A. Huttner
                                     -------------------------------------------
                                         Frederick A. Huttner
                                         Vice President and Manager


                                 SHAREHOLDERS:

                                     /s/ Larry M. Wright
                                     -------------------------------------------
                                         LARRY M. WRIGHT

                                     /s/ Franklin M. Cantrell, Jr.
                                     -------------------------------------------
                                         FRANKLIN M. CANTRELL, JR.

                                     /s/ Robert G. Wonish
                                     -------------------------------------------
                                         ROBERT G. WONISH

                                     /s/ Michael W. Hopkins
                                     -------------------------------------------
                                         MICHAEL W. HOPKINS